Exhibit 10.1

INDEMNITY DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS

AND SECURITY AGREEMENT

by and between

AIRPORT SQUARE II, LLC

AIRPORT SQUARE IV, LLC

AIRPORT SQUARE V, LLC

AIRPORT SQUARE X, LLC

AIRPORT SQUARE XI, LLC

AIRPORT SQUARE XIII, LLC

AIRPORT SQUARE XIV, LLC

AIRPORT SQUARE XIX, LLC

AIRPORT SQUARE XX, LLC

AIRPORT SQUARE XXI, LLC

TECH PARK I, LLC

TECH PARK II, LLC

and

TECH PARK IV, LLC

as Grantor

and

WILLIAM H. GOEBEL and MATTHEW T. MURPHY,

as Trustees

for the benefit of

TEACHERS INSURANCE AND ANNUITY ASSOCIATION

OF AMERICA,

As Lender

Property Known As

Airport Square II

Airport Square IV

Airport Square V

Airport Square X

Airport Square XI

Airport Square XIII

Airport Square XIV

Airport Square XIX

Airport Square XX

Airport Square XXI

Tech Park I

Tech Park II

Tech Park IV

This Indemnity Deed of Trust Was Prepared By

And After Recordation This Indemnity Deed of Trust Should be

Returned To:

William H. Goebel, Esquire

c/o Teachers Insurance and Annuity

Association of America

730 Third Avenue

New York, New York 10017

INDEMNITY DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS

AND SECURITY AGREEMENT

THIS INDEMNITY DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this “DEED OF TRUST”) made this 30 day of September, 1999, by Airport Square II, LLC, Airport Square IV, LLC, Airport Square V, LLC, Airport Square X, LLC, Airport Square XI, LLC, Airport Square XIII, LLC, Airport Square XIV, LLC, Airport Square XIX, LLC, Airport Square XX, LLC, Airport Square XXI, LLC, Tech Park I, LLC, Tech Park II, LLC, and Tech Park IV, LLC (collectively, “GRANTOR”), each, a Maryland limited liability company, having their principal place of business at 8815 Centre Park Drive, Suite 400, Columbia, Maryland 21045 to WILLIAM H. GOEBEL and MATTHEW T. MURPHY having an office at c/o 730 Third Avenue, New York, New York 1007 (“TRUSTEES”), for the benefit of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (“LENDER”), a New York corporation, having an address at 730 Third Avenue, New York, New York l0017.

RECITALS:

A. Lender agreed to make a loan to Corporate Office Properties, L.P. a Delaware limited partnership (the “BORROWER”) and Borrower has agreed to accept a loan (the “LOAN”) in the maximum principal amount of $60,000,000.

B. To evidence the Loan, Borrower executed and delivered to Lender Borrower’s promissory note (the “NOTE”), dated of even date herewith, in the principal amount of Sixty Million Dollars ($60,000,000) (that amount or so much as is outstanding from time to time is referred to as the “PRINCIPAL”). Pursuant to the Note, Borrower promises to pay the Principal with interest thereon to the order of Lender as set forth in the Note and with the balance, if any, of the Debt being due and payable on October 1, 2006 (the “MATURITY DATE”).

C. Grantor has executed a Conditional Guaranty Agreement of even date herewith, to and for the benefit of Lender (the “GUARANTY”), pursuant to which Grantor has, jointly and severally, conditionally guaranteed to Lender the Borrower’s obligations under the Note. The Guarantor is not primarily obligated under the Loan.

D. To secure the Grantor’s obligations under the Guaranty, this Deed of Trust conveys, among other things, Grantor’s fee interest in the certain real property located in the County of Anne Arundel, State of Maryland more particularly described in EXHIBIT A as Parcels 1 through 13 (the “LAND”).

E. As a condition precedent to making the Loan to Borrower, Lender required Grantor to execute and deliver this Deed of Trust to secure the Guarantor’s Obligations under the Guaranty. As used herein, “OBLIGATIONS” means and includes: (a) all present and future liabilities and obligations of Grantor under the Guaranty, this Deed of Trust and the other Financing Documents, including principal, interest and all other amounts due or to become due under the Guaranty, this Deed of Trust and the other Financing Documents, and (b) all present and future liabilities and obligations of Grantor under the provisions of this Deed of Trust including (i) all Expenses, and (ii) any and all other amounts and indemnifications which are included as a part of the Obligations pursuant to the provisions of this Deed of Trust. The Guaranty, this Deed of Trust, and any other agreements or documents both now and hereafter furnished or executed by Grantor or any other person or persons to evidence, secure, guaranty or in connection with the Obligations are hereinafter collectively referred to as the “FINANCING DOCUMENTS”.

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.1. DEFINITIONS. Capitalized terms used in this Deed of Trust are defined in EXHIBIT B or in the text with a cross-reference in EXHIBIT B.

SECTION 1.2. RULES OF CONSTRUCTION. This Deed of Trust will be interpreted in accordance with the rules of construction set forth in EXHIBIT C.

ARTICLE II

GRANTING CLAUSES

SECTION 2.1. ENCUMBERED PROPERTY. Grantor irrevocably grants, mortgages, warrants, conveys, assigns and pledges to Trustees, in trust, WITH POWER OF SALE and the right of entry and possession, and grants to Trustees a security interest in, the following property, rights, interests and estates now or in the future owned or held by Grantor (the “PROPERTY”) for the uses and purposes set forth in this Deed of Trust forever:

(i) the Land;

(ii) all buildings and improvements located on the Land (the “IMPROVEMENTS”);

(iii) all easements; rights of way or use, including any rights of ingress and egress; streets, roads, ways, sidewalks, alleys and passages; strips and gores; sewer rights; water, water rights, water courses, riparian rights and drainage rights; air rights and development rights; oil and mineral rights; and tenements, hereditaments and appurtenances, in each instance adjoining or otherwise appurtenant to or benefitting the Land or the Improvements;

(iv) all materials intended for construction, re-construction, alteration or repair of the Improvements, such materials to be deemed included in the Land and the Improvements immediately on delivery to the Land; all fixtures and personal property that are attached to, contained in or used in connection with the Land or the Improvements (excluding personal property owned by tenants and excluding removable fixtures and appurtenances), including: furniture; furnishings; machinery; motors; elevators; fittings; microwave ovens; refrigerators; office systems and equipment; plumbing, heating, ventilating and air conditioning systems and equipment; maintenance and landscaping equipment; lighting, cooking, laundry, dry cleaning, refrigerating, incinerating and sprinkler systems and equipment; telecommunications systems and equipment; computer or word processing systems and equipment; security systems and equipment; and equipment leases for any of the property described in this subsection (the “FIXTURES AND PERSONAL PROPERTY”);

(v) all agreements, ground leases, grants of easements or rights-of-way, permits, declarations of covenants, conditions and restrictions, disposition and development agreements, planned unit development agreements, cooperative, condominium or similar ownership or conversion plans, management, leasing, brokerage or parking agreements or other material documents affecting Borrower of the Land, the Improvements or the Fixtures and Personal Property, including the documents described in EXHIBIT D but expressly excluding the Leases (the “PROPERTY DOCUMENTS”);

(vi) all inventory (including all goods, merchandise, raw materials, incidentals, office supplies and packaging materials) held for sale, lease or resale or furnished or to be furnished under contracts of service, or used or consumed in the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, all documents of title evidencing any part of any of the foregoing and all returned or repossessed goods arising from or relating to any sale or disposition of inventory;

(vii) all intangible personal property relating to the Land, the Improvements or the Fixtures and Personal Property, including choses in action and causes of action (except those personal to Grantor), corporate and other business records, inventions, designs, promotional materials, blueprints, plans, specifications, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, claims for refunds or rebates of taxes, insurance surpluses, refunds or rebates of taxes and any letter of credit, guarantee, claim, security interest or other security held by or granted to Grantor to secure payment by an account debtor of any of the accounts of Grantor arising out of the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, and documents covering all of the foregoing; all accounts, accounts receivable, documents, instruments, money, deposit accounts, funds deposited in accounts established with a bank, savings and loan association, trust company or other financial institution in connection with the ownership, use or operation of the Property, including any reserve accounts or escrow accounts, and all investments of the funds and all other general intangibles;

(viii) all awards and other compensation paid after the date of this Deed of Trust for any Condemnation (the “CONDEMNATION AWARDS”);

(ix) all proceeds of and all unearned premiums on the Policies (the “INSURANCE PROCEEDS”);

(x) all licenses, certificates of occupancy, contracts, management agreements, operating agreements, operating covenants, franchise agreements, permits and variances relating to the Land, the Improvements or the Fixtures and Personal Property;

(xi) all books, records and other information, wherever located, which are in Borrower’s possession, custody or control or to which Grantor is entitled at law or in equity and which are related to the Property, including all computer or other equipment used to record, store, manage, manipulate or access the information;

(xii) all deposits held from time to time by the Accumulations Depositary to provide reserves for Taxes and Assessments together with interest thereon, if any (the “ACCUMULATIONS”);

(xiii) all after-acquired title to or remainder or reversion in any of the property described in this Section; all additions, accessions and extensions to, improvements of and substitutions or replacements for any of such property; all products and all cash and non-cash proceeds, immediate or remote, of any sale or other disposition of any of such property, excluding sales or other dispositions of inventory in the ordinary course of the business of operating the Land or the Improvements; and all additional lands, estates, interests, rights or other property acquired by Grantor after the date of this Deed of Trust for use in connection with the Land and Improvements, all without the need for any additional mortgage, assignment, pledge or conveyance to Lender but Grantor will execute and deliver to Lender, upon Lender’s request, any documents reasonably requested by Lender to further evidence the foregoing; and

(xiv) all deposits for reserves held from time to time by an escrow holder in accordance with the Pledge and Security Agreement described in the Section entitled “RESERVES” and all accounts established to maintain the deposits together with investments thereof and interest thereon.

SECTION 2.2. HABENDUM CLAUSE. The Property is conveyed to Trustees, and the Trustees’ successors and assigns, to have and to hold forever in fee simple, but subject, however, to defeasance as described in Section 2.4 of this Deed of Trust.

SECTION 2.3. SECURITY AGREEMENT.

The Property includes both real and personal property and this Deed of Trust is a real property mortgage and also a “security agreement” and a “financing statement” within the meaning of the Maryland Uniform Commercial Code. By executing and delivering this Deed of Trust, Grantor grants to Lender, as security for the Obligations, a security interest in the Property to the full extent that any of the Property may be subject to the Uniform Commercial Code.

SECTION 2.4. CONDITIONS TO GRANT. This Deed of Trust is made on the express condition that if Grantor pays and performs the Obligations in full in accordance with the Loan Documents, whether such obligations are now existing or hereafter arising, then, the lien of this Deed of Trust will be released at Grantor’s expense. Any contractual provisions of a Loan Document that expressly provides in such Loan Document to continue beyond the repayment of the Loan and release of lien of the Deed of Trust shall continue in accordance with their terms.

ARTICLE III

OBLIGATIONS SECURED

SECTION 3.1. THE OBLIGATIONS. This Deed of Trust secures the Obligations, PROVIDED that the foregoing does not limit, qualify or affect in any way the present, absolute nature of the Assignment.

ARTICLE IV

TITLE AND AUTHORITY

SECTION 4.1. TITLE TO THE PROPERTY.

(a) Subject to the conveyance effectuated by this Deed of Trust, Grantor has and will continue to have good and marketable title in fee simple absolute to the Land and the Improvements and good and marketable title to the Fixtures and Personal Property, all free and clear of liens, encumbrances and charges except the Permitted Exceptions, and has the right to mortgage, give, grant, bargain, sell, lien, setoff, convey, confirm, pledge, assign and hypothecate the same. To Grantor’s knowledge, there are no facts or circumstances that might give rise to a lien, encumbrance or charge on the Property. Subject to the Permitted Exceptions, Grantor shall forever specially warrant, defend and preserve such title and the validity and priority of the lien of this Deed of Trust and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

(b) Grantor owns and will continue to own all of the other Property free and clear of all liens, encumbrances and charges except the Permitted Exceptions.

(c) This Deed of Trust is and will remain a valid and enforceable first lien on and security interest in the Property, subject only to the Permitted Exceptions.

SECTION 4.2. AUTHORITY.

(a) Grantor is and will continue to be (i) duly organized, validly existing and in good standing under the Laws of the state or commonwealth in which it was organized or incorporated and (ii) duly qualified to conduct business, in good standing, in the state or commonwealth where the Property is located.

(b) Grantor has and will continue to have all approvals required by Law or otherwise and full right, power and authority to (i) own and operate the Property and carry on Grantor’s business as now conducted or as proposed to be conducted; (ii) execute and deliver those of the Financing Documents to which it is a party; (iii) grant, mortgage, warrant the title to, convey, assign and pledge the Property to Lender pursuant to the provisions of this Deed of Trust; and (iv) perform the Obligations.

(c) The execution and delivery of the Financing Documents and the performance of the Obligations do not and will not conflict with or result in a default under any Laws or any Leases or Property Documents and do not and will not conflict with or result in a default under any agreement binding upon any party to the Financing Documents.

(d) The Financing Documents constitute and will continue to constitute legal, valid and binding obligations of all parties to the Financing Documents enforceable in accordance with their respective terms.

SECTION 4.3. NO FOREIGN PERSON. Grantor is not a “foreign person” within the meaning of Section 1445(f)(3) of the Code. Borrower is not a “foreign person” within the meaning of Section 1445(f)(3) of the Code.

SECTION 4.4. LITIGATION. There are no Proceedings or, to Grantor’s knowledge, investigations against or affecting Grantor or the Property and, to Grantor’s knowledge, there are no facts or circumstances that might give rise to a Proceeding or an investigation against or affecting Grantor or the Property. Grantor will give Lender prompt notice of the commencement of any Proceeding or investigation against or affecting the Property or Grantor which could have a material adverse effect on the Property or on Lender’s interests in the Property or under the Financing Documents. Grantor also will deliver to Lender such additional information relating to the Proceeding or investigation as Lender may request from time to time.

ARTICLE V

PROPERTY STATUS, MAINTENANCE AND LEASES

SECTION 5.1. STATUS OF THE PROPERTY.

(a) Grantor has obtained and will maintain in full force and effect all certificates, licenses, permits and approvals that are issued or required by Law or by any entity having jurisdiction over the Property or over Grantor or that are necessary for the Permitted Use, for occupancy and operation of the Property for the conveyance described in this Deed of Trust and for the conduct of Grantor’s business on the Property in accordance with the Permitted Use.

(b) The Property is and will continue to be serviced by all public utilities required for the Permitted Use of the Property.

(c) All roads and streets necessary for service of and access to the Property for the current or contemplated use of the Property have been completed and are and will continue to be serviceable, physically open and dedicated to and accepted by the Government for use by the public.

(d) The Property is free from damage caused by a Casualty.

(e) All costs and expenses of labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full.

SECTION 5.2. MAINTENANCE OF THE PROPERTY. Grantor will maintain the Property in thorough repair and good and safe condition, suitable for the Permitted Use, including, to the extent necessary, replacing the Fixtures and Personal Property with property at least equal in quality and condition to that being replaced. Grantor will not erect any new buildings, building additions or other structures on the Land or otherwise materially alter the Improvements without Lender’s prior consent which may be withheld in Lender’s sole discretion. The Property will be managed by a property manager satisfactory to Lender pursuant to a management agreement satisfactory to Lender and terminable by Grantor upon 30 days notice to the property manager.

SECTION 5.3. CHANGE IN USE. Grantor will use and permit the use of the Property for the Permitted Use and for no other purpose.

SECTION 5.4. WASTE. Grantor will not commit or permit any waste (including economic and non-physical waste), impairment or deterioration of the Property or any alteration, demolition or removal of any of the Property without Lender’s prior consent which may be withheld in Lender’s sole discretion.

SECTION 5.5. INSPECTION OF THE PROPERTY. Subject to the rights of tenants having a highly restrictive entry provision under the Leases in GSA or other United States government leases in Airport Square IV, X, XI, XIV, XIX, XX and XXI, Lender has the right to enter and inspect the Property on reasonable prior notice, except during the existence of an Event of Default, when no prior notice is necessary. Lender has the right to engage an independent expert to review and report on Grantor’s compliance with Grantor’s obligations under this Deed of Trust to maintain the Property, comply with Law and refrain from waste, impairment or deterioration of the Property and the alteration, demolition or removal of any of the Property except as may be permitted by the provisions of this Deed of Trust. If the independent expert’s report discloses material failure to comply with such obligations or if Lender engages the independent expert after the occurrence of an Event of Default, then the independent expert’s review and report will be at Grantor’s expense, payable on demand.

SECTION 5.6. LEASES AND RENTS.

Grantor assigns the Leases and the Rents to Lender absolutely and not merely as additional collateral or security for the payment and performance of the Obligations, but subject to a license back to Grantor of the right to collect the Rents unless and until an Event of Default occurs at which time the license will terminate automatically, all as more particularly set forth in the Assignment, the provisions of which are incorporated in this Deed of Trust by reference.

SECTION 5.7. PARKING. Grantor will provide, maintain, police and light parking areas within the Property, including any sidewalks, aisles, streets, driveways, sidewalk cuts and rights-of-way to and from the adjacent public streets, in a manner consistent with the Permitted Use and sufficient to accommodate the greatest of: (i) the number of parking spaces required by Law; (ii) the number of parking spaces required by the Leases and the Property Documents; or (iii) for each of the parcels constituting the Property, the following number of spaces: (A) Parcel 1 - 435 spaces, (B) Parcel 2 - 212 spaces, (C) Parcel 3 - 353 spaces, (D) Parcel 4 - 263 spaces, (E) Parcel 5 - 242 spaces, (F) Parcel 6 - 250 spaces, (G) Parcel 7 - 260 spaces, (H) Parcel 8 - 286 spaces, (I) Parcel 9 - 374 spaces, (J) Parcel 10 - 278 spaces, (K) Parcel 11 - 198 spaces, (L) Parcel 12 - 187 spaces; and (M) Parcel 13 - 206 spaces; subject, however, in each instance to temporary reduction resulting from repairs or alterations at the Property. The parking areas will be reserved and used exclusively for ingress, egress and parking for Grantor and the tenants under the Leases and their respective employees, customers and invitees and in accordance with the Leases and the Property Documents.

SECTION 5.8. SEPARATE TAX LOT. Each of the Parcels constituting the Property is and will remain assessed for real estate tax purposes as one or more wholly independent tax lots, separate from any property that is not part of the Property.

SECTION 5.9. CHANGES IN ZONING OR RESTRICTIVE COVENANTS. Grantor will not (i) initiate, join in or consent to any change in any Laws pertaining to zoning, any restrictive covenant or other restriction which would restrict the Permitted Uses for the Property; (ii) permit the Property to be used to fulfill any requirements of Law for the construction or maintenance of any improvements on property that is not part of the Property; (iii) permit the Property to be used for any purpose not included in the Permitted Use; or (iv) impair the integrity of each of the Parcels of the Property as a single, legally subdivided zoning lot separate from all other property.

SECTION 5.10. LENDER’S RIGHT TO APPEAR. Lender has the right to appear in and defend any Proceeding brought regarding the Property and to bring any Proceeding, in the name and on behalf of Borrower or Grantor or in Lender’s name, which Lender, in its sole but reasonable discretion, determines should be brought to protect Lender’s interest in the Property.

ARTICLE VI

IMPOSITIONS AND ACCUMULATIONS

SECTION 6.1. IMPOSITIONS. Subject to the requirements of any separate agreement between Grantor and Lender as described in Sections 6.2 and 6.4:

(a) Grantor will pay each Imposition at least 5 days before the date (the “IMPOSITION PENALTY DATE”) that is the earlier of (i) the date on which the Imposition becomes delinquent and (ii) the date on which any penalty, interest or charge for non-payment of the Imposition accrues.

(b) Before each Imposition Penalty Date, Grantor will deliver to Lender a receipted bill or other evidence of payment.

(c) Grantor, at its own expense, may contest any Taxes or Assessments, PROVIDED that the following conditions are met:

(i) not less than 15 days prior to the Imposition Penalty Date, Grantor delivers to Lender notice of the proposed contest;

(ii) the contest is by a Proceeding promptly initiated and conducted diligently and in good faith;

(iii) there is no Event of Default;

(iv) the Proceeding suspends the collection of the contested Taxes or Assessments or Grantor otherwise secures assurances reasonably satisfactory to Lender from the taxing authority that the taxation will be stayed pending such proceeding;

(v) the Proceeding is permitted under and is conducted in accordance with the Leases and the Property Documents;

(vi) the Proceeding precludes imposition of criminal or civil penalties and sale or forfeiture of the Property and Lender will not be subject to any civil suit; and

(vii) Grantor either deposits with the Accumulations Depository reserves or furnishes a bond or other security satisfactory to Lender, in either case in an amount sufficient to pay the contested Taxes or Assessments, together with all interest and penalties or Grantor pays all of the contested Taxes or Assessments under protest.

(d) INSTALLMENT PAYMENTS. If any Assessment is payable in installments, Grantor will nevertheless pay the Assessment in its entirety on the day the first installment becomes due and payable or a lien, unless Lender, in its sole discretion, approves payment of the Assessment in installments.

SECTION 6.2. ACCUMULATIONS.

(a) Grantor made an initial deposit with either Lender or a mortgage servicer or financial institution designated or approved by Lender from time to time to receive, hold and disburse the Accumulations in accordance with this Section (the “ACCUMULATIONS DEPOSITORY”) and in accordance with the Pledge and Security Agreement (the “Pledge and Security Agreement”) to be entered into among Grantor, Lender and a pledge agent for the Accumulations Depository. On the first day of each calendar month during the Term Grantor will deposit with the Accumulations Depository an amount equal to one-twelfth (1/12) of the annual Taxes and Assessments as determined by Lender or its designee. At least 30 days before each Imposition Penalty Date, Grantor will deliver to the Accumulations Depository any bills and other documents that are necessary to pay the Taxes and Assessments.

(b) The Accumulations will be applied to the payment of Taxes and Assessments. Any excess Accumulations after payment of Taxes and Assessments will be returned to Grantor or credited against future payments of the Accumulations, at Lender’s election or as required by Law. If the Accumulations are not sufficient to pay Taxes and Assessments, Grantor will pay the deficiency to the Accumulations Depository within 5 days of demand. At any time after an Event of Default occurs, Lender may apply the Accumulations as a credit against any portion of the Obligations selected by Lender in its sole discretion.

(c) The Accumulations Depository will hold the Accumulations as additional security for the Obligations until applied in accordance with the provisions of this Deed of Trust. If Lender is not the Accumulations Depository, the Accumulations Depository will deliver the Accumulations to Lender upon Lender’s demand at any time after an Event of Default.

(d) If the Property is sold or conveyed other than by foreclosure or transfer in lieu of foreclosure, all right, title and interest of Grantor to the Accumulations will automatically, and without necessity of further assignment, be held for the account of the new owner, subject to the provisions of this Section and Grantor will have no further interest in the Accumulations.

(e) The Accumulations Depository has deposited the initial deposit and will deposit the monthly deposits into a separate interest bearing account in the name of Borrower, as pledged to the Lender as secured party, all in accordance with the Pledge and Security Agreement.

(f) Lender has the right to pay, or to direct the Accumulations Depository to pay, any Taxes or Assessments unless Grantor is contesting the Taxes or Assessments in accordance with the provisions of this Deed of Trust, in which event any payment of the contested Taxes or Assessments will be made under protest in the manner prescribed by Law or, at Lender’s election, will be withheld.

(g) If Lender assigns this Deed of Trust, Lender will pay, or cause the Accumulations Depository to pay, the unapplied balance of the Accumulations to or at the direction of the assignee. Simultaneously with the payment, Lender and the Accumulations Depository will be released from all liability with respect to the Accumulations and Grantor will look solely to the assignee with respect to the Accumulations. When the Obligations have been fully satisfied, any unapplied balance of the Accumulations will be returned to Grantor.

SECTION 6.3. CHANGES IN TAX LAWS. If a Law requires the deduction of the Obligations from the value of the Property for the purpose of taxation or imposes a tax, either directly or indirectly, on the Obligations, any Financing Document or Lender’s interest in the Property, Grantor will pay the tax with interest and penalties, if any. If Lender determines that Grantor’s payment of the tax may be unlawful, unenforceable, usurious or taxable to Lender, the Obligations will become immediately due and payable on 90 days’ prior notice unless the tax must be paid within the 120-day period, in which case, the Obligations will be due and payable within the lesser period, but in such latter event, without the payment of the Prepayment Premium or the Evasion Premium, if then applicable.

SECTION 6.4. RESERVES. Grantor made an initial deposit and will make periodic deposits into an account established as additional security for the payment and performance of the Obligations and further deposits towards potential obligations of capital improvement costs at the Property, each to be held and disbursed in accordance with the Pledge and Security Agreement.

ARTICLE VII

INSURANCE, CASUALTY, CONDEMNATION

AND RESTORATION

SECTION 7.1. INSURANCE COVERAGES.

(a) Borrower and Grantor will maintain such insurance coverages and endorsements in form and substance and in amounts as Lender may require in its sole reasonable discretion, from time to time. Until Lender notifies Borrower or Grantor of changes in Lender’s requirements, Borrower and Grantor will maintain not less than the insurance coverages and endorsements Lender required for closing of the Loan.

(b) The insurance, including renewals, required under this Section will be issued on valid and enforceable policies and endorsements reasonably satisfactory to Lender (the “POLICIES”).

Each Policy will contain a standard waiver of subrogation and a replacement cost endorsement and will provide that Lender will receive not less than 30 days’ prior written notice of any cancellation, termination or non-renewal of a Policy or any material change other than an increase in coverage and that Lender will be named under a standard mortgage endorsement as loss payee.

(c) The insurance companies issuing the Policies (the “INSURERS”) must be authorized to do business in the State or Commonwealth where the Property is located, must have been in business for at least 5 years, must carry an A.M. Best Company, Inc. policy holder rating of A or better and an A.M. Best Company, Inc. financial category rating of Class X or better and must be otherwise satisfactory to Lender. Lender may select an alternative credit rating agency and may impose different credit rating standards for the Insurers. Notwithstanding Lender’s right to approve the Insurers and to establish credit rating standards for the Insurers, Lender will not be responsible for the solvency of any Insurer.

(d) Notwithstanding Lender’s rights under this Article, Lender will not be liable for any loss, damage or injury resulting from the inadequacy or lack of any insurance coverage.

(e) Grantor and Borrower will each comply with the provisions of the Policies and with the requirements, notices and demands imposed by the Insurers and applicable to Grantor, Borrower or the Property.

(f) Grantor and Borrower will pay the Insurance Premiums for each Policy not less than 30 days before the expiration date of the Policy being replaced or renewed and will deliver to Lender a certified copy of each Policy (for the initial closing or any replacements of the original policy, with an ACORD 27 certificate for any renewals thereafter) marked “Paid” not less than

10 days prior to the expiration date of the Policy being replaced or renewed.

(g) Neither Grantor nor Borrower will carry separate insurance concurrent in kind or form or contributing in the event of loss with any other insurance carried by Grantor or Borrower.

(h) If Grantor and/or Borrower carries any insurance under a blanket policy, it will deliver to Lender prior to the date hereof or for any replacement policy a certified duplicate copy of the blanket policy (and certificates as described in paragraph (f), above, for renewals) which will allocate to the Property the amount of coverage required under this Section and otherwise will provide the same coverage and protection as would a separate policy insuring only the Property.

(i) Grantor will give the Insurers prompt notice of any change in ownership or use of the Property. This subsection does not abrogate the prohibitions on transfers set forth in this Deed of Trust.

(j) If the Property is sold at a foreclosure sale or otherwise is transferred so as to extinguish the Obligations, all of Grantor’s right, title and interest in and to the Policies then in force will be transferred automatically to the purchaser or transferee.

SECTION 7.2. CASUALTY AND CONDEMNATION.

(a) Grantor will give Lender notice of any Casualty immediately after it occurs and will give Lender notice of any Proceeding in Condemnation immediately after Grantor receives notice of commencement or notice that such a Proceeding will be commencing. Grantor immediately will deliver to Lender copies of all documents Grantor delivers or receives relating to the Casualty or the Proceeding, as the case may be.

(b) If the amount of any Insurance Proceeds or Condemnation Awards, as estimated by Lender in its sole but reasonable discretion, is equal to or less than Five Hundred Thousand Dollars ($500,000), and if Grantor is not at the date of the Casualty subject of an Event of Default beyond any applicable notice and cure period, then in the event of both such instances Grantor shall be authorized to act without Lender’s review or consent in collecting, adjusting and compromising any claims for loss, damage or destruction under the Policies or with any Condemnation Proceeding, as may be applicable. If Grantor is entitled to settle such claims without Lender’s review or consent, Grantor shall still be required to have the Insurance proceeds or Condemnation Awards, as the case may be, held and applied in accordance with the terms of this Section 7.2

(c) If the amount of any Insurance Proceeds or Condemnation Award exceeds $500,000, in Lender’s sole but reasonable estimation, or if any Event of Default under any Loan Document then remains uncured beyond any applicable notice or cure period (each such event, a “Consent Trigger”), then Grantor authorizes Lender, at Lender’s option, to act on Grantor’s behalf to collect, adjust and compromise any claims for loss, damage or destruction under the Policies on such terms as Lender determines in Lender’s sole discretion. Further, in the event of any

Consent Trigger, Grantor authorizes Lender to act, at Lender’s option, on Grantor’s behalf in connection with any Condemnation Proceeding. Grantor will execute and deliver to Lender all documents requested by Lender and all documents as may be required by Law to confirm such authorizations. Nothing in this Section will be construed to limit or prevent Lender from joining with Grantor either as a co-defendant or as a co-plaintiff in any Condemnation Proceeding.

(c) If a Consent Trigger occurs but Lender elects not to act on Grantor’s behalf as provided in this Section, then Grantor promptly will file and prosecute all claims (including Lender’s claims) relating to the Casualty and will prosecute or defend (including defense of Lender’s interest) any Condemnation Proceeding. Grantor will have the authority to settle or compromise the claims or Proceeding, as the case may be, PROVIDED that Lender has approved in Lender’s sole discretion any compromise or settlement that exceeds $500,000.00. Any check for Insurance Proceeds or Condemnation Awards, as the case may be (the “PROCEEDS”) will be made payable to Lender and Grantor. Grantor will endorse the check to Lender immediately upon Lender presenting the check to Grantor for endorsement or if Grantor receives the check first, will endorse the check immediately upon receipt and forward it to Lender. If any Proceeds are paid to Grantor, Grantor immediately will deposit the Proceeds with Lender, to be applied or disbursed in accordance with the provisions of this Deed of Trust. Lender will be responsible for only the Proceeds actually received by Lender.

SECTION 7.3. APPLICATION OF PROCEEDS. After deducting the costs incurred by Lender in collecting the Proceeds, Lender may, in its sole discretion, (i) apply the Proceeds as a credit against any portion of the Debt selected by Lender in its sole discretion of the Debt (in which event neither the Prepayment Premium nor the Evasion Premium, if any, shall apply); (ii) apply the Proceeds to restore the Improvements, PROVIDED that Lender will not be obligated to see to the proper application of the Proceeds and PROVIDED FURTHER that any amounts released for Restoration will not be deemed a payment on the Debt; or (iii) deliver the Proceeds to Grantor.

SECTION 7.4. CONDITIONS TO AVAILABILITY OF PROCEEDS FOR RESTORATION.

Notwithstanding the preceding Section, after a Casualty or a Condemnation (a “DESTRUCTION EVENT”), Lender will make the Proceeds (less any costs incurred by Lender in collecting the Proceeds) available for Restoration in accordance with the conditions for disbursements set forth in the Section entitled “RESTORATION”, PROVIDED that the following conditions are met:

(i) Each of the entities described above as an original Grantor hereunder, or the transferee under a Permitted Transfer, if any, continues to be Grantor at the time of the Destruction Event and at all times thereafter until the Proceeds have been fully disbursed;

(ii) no default under the Financing Documents exists at the time of the Destruction Event;

(iii) all Leases in effect immediately prior to the Destruction Event and all Property Documents in effect immediately prior to the Destruction Event that are essential to the use and operation of the Property continue in full force and effect, subject to any rental abatements provided in the leases, notwithstanding the Destruction Event;

(iv) the annual Rents (excluding security deposits) under Leases in effect on the date of the Destruction Event, plus any rental insurance proceeds paid or to be paid to Grantor, plus any additional collateral satisfactory to Lender in its sole but reasonable discretion, are providing debt service coverage for the annual Debt Service Payments of 1.40 after payment of annual Insurance Premiums, Impositions and operating expenses of the Property (including ground rent, if any), PROVIDED that, if the combined Rents, rental insurance and other approved collateral, if any, do not provide such debt service coverage, then Grantor expressly authorizes and directs Lender to apply an amount from the Proceeds to reduction of Principal in order to reduce the annual Debt Service Payments sufficiently for such debt service coverage to be achieved (in which event neither the Prepayment Premium nor the Evasion Premium, if any, shall apply). The reduced debt service payments will be calculated using the Fixed Interest Rate and an amortization schedule that will achieve the same proportionate amortization of the reduced Principal over the then remaining Term as would have been achieved if the Principal and the originally scheduled Debt Service Payments had not been reduced. Grantor will execute any documentation that Lender deems reasonably necessary to evidence the reduced Principal and debt service payments.

SECTION 7.5. RESTORATION.

(a) If the total Proceeds for any Destruction Event are $500,000.00 or less and Lender elects or is obligated by Law or under this Article to make the Proceeds available for Restoration, Lender will disburse to Grantor the entire amount received by Lender and Grantor will commence Restoration promptly after the Destruction Event and complete Restoration not later than the Restoration Completion Date.

(b) If the Proceeds for any Destruction Event exceed $500,000.00 and Lender elects or is obligated by Law or under this Article to make the Proceeds available for Restoration, Lender will disburse the Proceeds and any Additional Funds (the “RESTORATION FUNDS”) upon Grantor’s request as Restoration progresses, generally in accordance with normal construction lending practices for disbursing funds for construction costs, PROVIDED that the following conditions are met:

(i)	Grantor commences Restoration promptly after the Destruction Event and completes Restoration on or before the Restoration Completion Date;

(ii)	if Lender requests, Grantor delivers to Lender prior to commencing Restoration, for Lender’s approval, plans and specifications and a detailed budget for the Restoration;

(iii)

Grantor delivers to Lender satisfactory evidence of the costs of Restoration incurred prior to the date of the request, and such other documents as Lender may request including mechanics’ lien waivers and title insurance endorsements;

(iv)

Grantor pays all costs of Restoration whether or not the Restoration Funds are sufficient and, if at any time during Restoration, Lender determines that the undisbursed balance of the Restoration Funds is insufficient to complete Restoration, Grantor deposits with Lender, as part of the Restoration Funds, an amount equal to the deficiency (or a guaranty or other collateral reasonably satisfactory to Lender in its sole but reasonable discretion) within 30 days of receiving notice of the deficiency from Lender; and

(v)	there is no default under the Financing Documents at the time Grantor requests funds or at the time Lender disburses funds.

(c) If an Event of Default occurs at any time after the Destruction Event, then Lender will have no further obligation to make any remaining Proceeds available for Restoration and may apply any remaining Proceeds as a credit against any portion of the Debt selected by Lender in its sole discretion.

(d) Lender may elect at any time prior to commencement of Restoration or while work is in progress to retain, at Grantor’s expense, an independent engineer or other consultant to review the plans and specifications, to inspect the work as it progresses and to provide reports. If any matter included in a report by the engineer or consultant is unsatisfactory to Lender, Lender may suspend disbursement of the Restoration Funds until the unsatisfactory matters contained in the report are resolved to Lender’s satisfaction.

(e) If Grantor fails to commence and complete Restoration in accordance with the terms of this Article, then in addition to the Remedies, Lender may elect to restore the Improvements on Grantor’s behalf and reimburse itself out of the Restoration Funds for costs and expenses incurred by Lender in restoring the Improvements, or Lender may apply the Restoration Funds as a credit against any portion of the Debt selected by Lender in its sole discretion.

(f) Lender may commingle the Restoration Funds with its general assets but shall assure that any Restoration Funds so commingled shall nonetheless be made available by Lender for application under this Section 7.5; and Lender will not be liable to pay any interest or other return on the Restoration Funds unless otherwise required by Law. Lender will not hold any Restoration Funds in trust. Lender may elect to deposit the Restoration Funds with a depository satisfactory to Lender under a disbursement and security agreement satisfactory to Lender, which Agreement shall provide for a segregation of funds and obligation to pay interest.

(g) Grantor will pay all of Lender’s expenses incurred in connection with a Destruction Event or Restoration. If Grantor fails to do so, then in addition to the Remedies, Lender may from time to time reimburse itself out of the Restoration Funds.

(h) If any excess Proceeds remains after Restoration, Lender may elect, in its sole discretion either to apply the excess as a credit against any portion of the Debt as selected by Lender in its sole discretion or to deliver the excess to Grantor.

ARTICLE VIII

COMPLIANCE WITH LAW AND AGREEMENTS

SECTION 8.1. COMPLIANCE WITH LAW. Grantor, the Property and the use of the Property complies and will continue to comply with Law and with all agreements and conditions necessary to preserve and extend all rights, licenses, permits, privileges, franchises and concessions (including zoning variances, special exceptions and non-conforming uses) relating to the Property or Grantor. Grantor will notify Lender of the commencement of any investigation or Proceeding relating to a possible violation of Law promptly (but in no event beyond five (5) business days) after Grantor receives notice thereof and, will deliver promptly to Lender copies of all documents Grantor receives or delivers in connection with the investigation or Proceeding. Grantor will not alter the Property in any manner that would increase Grantor’s responsibilities for compliance with Law.

SECTION 8.2. COMPLIANCE WITH AGREEMENTS. There are no defaults, events of defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Property Documents. Grantor will pay and perform all of its obligations under the Property Documents as and when required by the Property Documents. Grantor will cause all other parties to the Property Documents to pay and perform their obligations under the Property Documents as and when required by the Property Documents. Grantor will not amend or waive any provisions of the Property Documents; exercise any options under the Property Documents; give any approval required or permitted under the Property Documents that would adversely affect the Property or Lender’s rights and interests under the Financing Documents; cancel or surrender any of the Property Documents; or release or discharge or permit the release or discharge of any party to or entity bound by any of the Property Documents, without, in each instance, Lender’s prior approval (excepting therefrom all service contracts or other agreements entered into in the normal course of business that are cancelable upon not more than 30 days notice). Grantor promptly will deliver to Lender copies of any notices of default or of termination that Grantor receives or delivers relating to any Property Document.

SECTION 8.3. ERISA COMPLIANCE.

(a) Neither Grantor nor any of its constituent entities is or will be an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”) that is subject to Title I of ERISA or a “plan” as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, and neither the assets of Borrower, Grantor or of any of their constituent entities are or will constitute “plan assets” of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code.

(b) Grantor is not and will continue to not be a “GOVERNMENTAL PLAN” within the meaning of Section 3(32) of ERISA and transactions by or with Grantor or Borrower are not and will not be subject to any Laws regulating investments of and fiduciary obligations with respect to governmental plans.

(c) Grantor will not engage in any transaction which would cause any obligation or any action under the Financing Documents or the Loan Documents, including Lender’s exercise of the Remedies, to be a non-exempt prohibited transaction under ERISA.

SECTION 8.4. SECTION 6045(e) FILING. Grantor will supply or cause to be supplied to Lender either (i) a copy of a completed Form 1099-S, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Proceeds prepared by Grantor’s attorney or other person responsible for the preparation of the form, together with a certificate from the person who prepared the form to the effect that the form has, to the best of the preparer’s knowledge, been accurately prepared and that the preparer will timely file the form; or (ii) a certification from Grantor that the Loan is a refinancing of the Property or is otherwise not required to be reported to the Internal Revenue Service pursuant to Section 6045(e) of the Code. Under no circumstances will Lender or Lender’s counsel be obligated to file the reports or returns.

ARTICLE IX

ENVIRONMENTAL

SECTION 9.1. ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES.

Except as disclosed in the Environmental Report and to Grantor’s knowledge as of the date of this Deed of Trust:

(i)

no Environmental Activity has occurred or is occurring on the Property other than the use, storage, and disposal of Hazardous Materials which (A) is in the ordinary course of business consistent with the Permitted Use; (B) is in compliance with all Environmental Laws and (C) has not resulted in Material Environmental Contamination of the Property; and

(ii)	no Environmental Activity has occurred or is occurring on any property in the vicinity of the Property which has resulted in Material Environmental Contamination of the Property.

SECTION 9.2. ENVIRONMENTAL COVENANTS.

(a) Grantor will not cause or permit any Material Environmental Contamination of the Property.

(b) No Environmental Activity will occur on the Property other than the use, storage and disposal of Hazardous Materials which (A) is in the ordinary course of business consistent with the Permitted Use; (B) is in compliance with all Environmental Laws; and (C) does not create a risk of Material Environmental Contamination of the Property.

(c) Grantor will notify Lender immediately upon Grantor becoming aware of (i) any Material Environmental Contamination of the Property or (ii) any Environmental Activity with respect to the Property that is not in accordance with the preceding subsection (b). Grantor promptly will deliver to Lender copies of all documents delivered to or received by Grantor regarding the matters set forth in this subsection, including notices of Proceedings or investigations concerning any Material Environmental Contamination of the Property or Environmental Activity or concerning Grantor’s status as a potentially responsible party (as defined in the Environmental Laws). Grantor’s notification of Lender in accordance with the provisions of this subsection will not be deemed to excuse any default under the Financing Documents resulting from the violation of Environmental Laws or the Material Environmental Contamination of the Property or Environmental Activity that is the subject of the notice. If Grantor receives notice of a suspected violation of Environmental Laws in the vicinity of the Property that poses a risk of Material Environmental Contamination of the Property, Grantor will give Lender notice and copies of any documents received relating to such suspected violation.

(d) From time to time at Lender’s request, Grantor will deliver to Lender any information known and documents available to Grantor relating to the environmental condition of the Property.

(e) Lender may perform or engage an independent consultant to perform an assessment of the environmental condition of the Property and of Grantor’s compliance with this Section at any time for reasonable cause or after an Event of Default (if, in both instances, Lender has reasonable suspicion to believe that an Environmental Activity has occurred which could result in a Material Environmental Contamination). In connection with the assessment: (i) Lender or consultant may enter and inspect the Property and perform tests of the air, soil, ground water and building materials; (ii) Grantor will cooperate and use best efforts to cause tenants and other occupants of the Property to cooperate with Lender or consultant; (iii) Grantor will receive a copy of any final report prepared after the assessment, to be delivered to Grantor not more than 10 days after Grantor requests a copy and executes Lender’s standard confidentiality and waiver of liability letter; (iv) Grantor will accept custody of and arrange for lawful disposal of any Hazardous Materials required to be disposed of as a result of the tests; (v) Lender will not have liability to Grantor with respect to the results of the assessment; and (vi) Lender will not be responsible for any damage to the Property resulting from the tests described in this subsection and Grantor will look solely to the consultants to reimburse Grantor for any such damage. The consultant’s assessment and reports will be at Grantor’s expense (i) if the reports disclose any material adverse change in the environmental condition of the Property from that disclosed in the Environmental Report; (ii) if Lender engaged the consultant when Lender had reasonable cause to believe Grantor was not in compliance with the terms of this Article and, after written notice from Lender, Grantor failed to provide promptly reasonable evidence that Grantor is in compliance; or (iii) if Lender engaged the consultant or after the occurrence of an Event of Default.

(f) If Lender has reasonable cause to believe that there is Environmental Activity at the Property, Lender may elect in its sole discretion to direct the Trustees to Reconvey any portion of the Property affected by the Environmental Activity and Grantor will accept the reconveyance.

ARTICLE X

FINANCIAL REPORTING

SECTION 10.1. FINANCIAL REPORTING.

(a) Grantor will deliver to Lender within 90 days after the close of each Fiscal Year an annual financial statement (the “ANNUAL FINANCIAL STATEMENT”) for the Property and for Corporate Office Properties Trust, upon request of Lender, for the Fiscal Year, which will include a comparative balance sheet, a cash flow statement, an income and expense statement, a detailed breakdown of all receipts and expenses and all supporting schedules. The Annual Financial Statement will be:

(i) unaudited, but certified by the Chief Financial Officer of Corporate Office Properties Trust, on a GAAP basis;

(ii) accompanied by an opinion of such Chief Financial Officer that, in all material respects, the Annual Financial Statement fairly presents the financial position of the Property; and

(iii) separate and distinct from any consolidated statement or report for Grantor, Borrower or any other entity or any other property.

(b) Grantor will keep full and accurate Financial Books and Records for each Fiscal Year. Grantor will permit Lender or Lender’s accountants or auditors to inspect or audit the Financial Books and Records from time to time and without notice. Grantor will maintain the Financial Books and Records for each Fiscal Year for not less than 3 years after the date Grantor delivers to Lender the Annual Financial Statement and the other financial certificates, statements and information to be delivered to Lender for the Fiscal Year. Financial Books and Records will be maintained at Grantor’s (as applicable) address set forth in the section entitled “NOTICES” or at any other location as may be approved by Lender.

ARTICLE XI

EXPENSES AND DUTY TO DEFEND

SECTION 11.1. PAYMENT OF EXPENSES.

(a) Grantor is obligated to pay all fees and expenses (the “EXPENSES”) incurred by Lender, Trustees or that are otherwise payable in connection with the Loan, the Property or Grantor, including attorneys’ fees and expenses and any fees and expenses relating to (i) the preparation, execution, acknowledgment, delivery and recording or filing of the Loan Documents; (ii) any Proceeding or other claim asserted against Lender; (iii) any inspection, assessment, survey and test permitted under the Financing Documents; (iv) any Destruction Event; (v) the preservation of Trustees’ title, Lender’s security and the exercise of any rights or remedies available at Law, in equity or otherwise; and (vi) the Leases and the Property Documents.

(b) Grantor will pay the Expenses immediately on demand, together with any applicable interest, premiums or penalties. If Lender pays any of the Expenses, Grantor will reimburse Lender the amount paid by Lender immediately upon demand, together with interest on such amount at the Default Interest Rate from the date Lender paid the Expenses through and including the date Grantor reimburses Lender. The Expenses together with any applicable interest, premiums or penalties constitute a portion of the Obligations secured by this Deed of Trust.

SECTION 11.2. DUTY TO DEFEND. If Lender or any of its trustees, officers, participants, employees or affiliates is a party in any Proceeding relating to the Property, Grantor, Borrower or the Loan, Grantor will indemnify and hold harmless the party and will defend the party with attorneys and other professionals retained by Grantor and approved by Lender. Lender may elect to engage its own attorneys and other professionals, at Grantor’s expense, to defend or to assist in the defense of the party. In all events, case strategy will be determined by Lender if Lender so elects and no Proceeding will be settled without Lender’s prior approval which may be withheld in its sole discretion.

SECTION 11.3. FUTURE ADVANCES. Lender may make future advances to Grantor or to Borrower under the Loan guaranteed by Grantor, and all such future advances and readvances shall be fully secured by the lien and security interest of this Deed of Trust.

ARTICLE XII

TRANSFERS LIENS AND ENCUMBRANCES

SECTION 12.1. PROHIBITIONS ON TRANSFERS, LIENS AND ENCUMBRANCES.

(a) Grantor acknowledges that in making the Loan, Lender is relying to a material extent on the business expertise and net worth of Grantor and its general partners, members or principals and on the continuing interest that it has, directly or indirectly, in the Property. Accordingly, except as specifically set forth in this Deed of Trust, Grantor (i) will not, and will not permit its partners or members to, effect a Transfer without Lender’s prior approval, which may be withheld in Lender’s sole discretion and (ii) will keep the Property free from all liens and encumbrances other than the lien of this Deed of Trust and the Permitted Exceptions. A “TRANSFER” is defined as any sale, grant, lease (other than bona fide third-party space leases with tenants), conveyance, assignment or other transfer of, or any encumbrance or pledge against, the Property, any interest in the Property, any interest of Grantor’s partners, members or principals in the Property, or any change in Grantor’s composition, in each instance whether voluntary or involuntary, direct or indirect, by operation of law or otherwise and including the grant of an option or the execution of an agreement relating to any of the foregoing matters.

(b) Grantor represents, warrants and covenants that:

(i) Each entity constituting Grantor is a Maryland limited liability company whose managing member is the Borrower, a Delaware limited partnership owning 100% of the of the interests in Grantor.

(ii) If Grantor’s member is in turn a partnership, corporation or limited liability company, the general partner, principal or member thereof and the percentage of partnership interest, stock or membership interest held by each (and so on at each level) are as follows: the sole general partner of the Borrower is COPT (defined below); the percentage of interest in the Borrower currently held by COPT varies because its shares are traded due to its “upreit” structure.

SECTION 12.2. PERMITTED TRANSFERS.

(a) Notwithstanding the prohibitions regarding Transfers, transfer of shares in Corporate Office Properties Trust (“COPT”), an affiliate of Grantor and the Borrower, and transfers of limited partnership interests and pledges of both general and limited partnership interests in the Borrower, (each, a “Permitted Transfer”) may occur without Lender’s prior consent, PROVIDED that the following conditions are met:

(i) at all times COPT remains the sole general partner in the Borrower and Borrower delivers to Lender on a quarterly basis notices of changes in the ownership interests of limited partners owning one percent (1%) or more of the Borrower; and

(ii) a Permitted Transfer does not permit a disposition in a single transfer or a series of related transfers of all or substantially all of the shares of COPT or of all of the limited partnership interests in the Borrower and does not permit a merger of COPT with one or more entities without Lender’s prior written consent unless COPT is the surviving and controlling entity or unless such successor is a real estate company having the same standards of professional expertise and net worth as that of COPT as of the date of this Deed of Trust or as of the date immediately prior to the Transfer, whichever is greater;

(iii) at least 30 days prior to the proposed Permitted Transfer (other than transfers of shares of COPT on the open market or of any limited partnership interests in the Borrower), Grantor or Borrower delivers to Lender a notice that is sufficiently detailed to enable Lender to determine that the proposed Permitted Transfer complies with the terms of this Section;

(iv) there is no default under the Financing Documents either when Lender receives the notice or when the proposed Permitted Transfer occurs;

(v) the proposed Permitted Transfer (other than transfers of shares of COPT on the open market or of any limited partnership interests in the Borrower) will not result in a violation of any of the covenants contained in the Section entitled, “ERISA

COMPLIANCE” and Grantor or Borrower will deliver to Lender such documentation of compliance as Lender requests in its sole discretion;

(vi) other than in instances of transfers of shares in COPT or of transfers of any limited partnership interests in the Borrower, when Lender receives the notice and when the proposed Permitted Transfer occurs, the transferee (other than a transferee that is a publicly traded entity) has never been an adverse party to Lender in any litigation to which Lender was a party; the transferee has never defaulted on a loan from Lender or on any contract or other agreement with Lender; and the transferee has never threatened litigation against Lender (for purposes of this subsection “transferee” includes the transferee’s constituent entities at all levels and “Lender” includes Lender’s subsidiaries);

(vii) Grantor or Borrower pays all of Lender’s expenses relating to the Transfer including Lender’s attorneys’ fees; and

(viii) Lender is satisfied that the Property will continue to be managed by a manager satisfactory to Lender.

SECTION 12.3. RIGHT TO CONTEST LIENS. Grantor, at its own expense, may contest the amount, validity or application, in whole or in part, of any mechanic’s, materialmen’s or environmental liens in which event Lender will refrain from exercising any of the Remedies, PROVIDED that the following conditions are met:

(i) Grantor delivers to Lender notice of the proposed contest not more than 30 days after the lien is filed;

(ii) the contest is by a Proceeding promptly initiated and conducted in good faith and with due diligence;

(iii) there is no Event of Default other than the Event of Default arising from the filing of the lien;

(iv) the Proceeding suspends enforcement of collection of the lien, imposition of criminal or civil penalties and sale or forfeiture of the Property and Lender will not be subject to any civil suit;

(v) the Proceeding is permitted under and is conducted in accordance with the Leases and the Property Document;

(vi) Grantor furnishes a bond or other security satisfactory to Lender, in either case in an amount sufficient to pay the claim giving rise to the lien, together with all interest and penalties, and secures an endorsement to Lender’s policy of title insurance insuring against sale of the Property by the lienor to collect its lien, or Grantor pays the contested lien under protest; and

(vii) with respect to an environmental lien, Grantor is using best efforts to mitigate or prevent any deterioration of the Property resulting from the alleged violation of any Environmental Laws or the alleged Environmental Activity.

SECTION 12.4. SUBSTITUTE COLLATERAL.

Upon request from Grantor, and at Grantor’s expense, Trustees shall release from the lien of this Deed of Trust any one or more of the parcels constituting the Property, upon conveyance by Grantor and/or its affiliates of substitute collateral property (the “Substitute Collateral”) from time to time, but not more than one time for each parcel, and not more than four times during the duration the lien of this Deed of Trust, upon the following terms and subject to the following conditions:

(i) the quality of the Substitute Collateral shall be comparable to or greater than that of the parcel of Property for which the Substitute Collateral is replacing the current-to-be-released Property;

(ii) No Event of Default shall exist under this Deed of Trust or any other Loan Document;

(iii) The appraised value of the Substitute Collateral shall be equal to or greater than the greater of (A) the appraised value of current-to-be-released Property, as determined at the time of the closing of the substitution of collateral, or (B) the appraised value of the current-to-be released Property at the time of such substitution;

(iv) the Debt Service Coverage Ratio (as defined below) for the aggregate Property (inclusive of the Substitute Collateral) shall be greater than or equal to the actual Debt Service Coverage Ratio for the aggregate Property (inclusive of the current-to-be released Property), for the one year prior to the substitution, and Grantor shall execute and deliver appropriate amendments to this Deed of Trust and Loan Documents making the Substitute Collateral part of the security for the Guaranty, and Lender shall have received such title assurances and endorsements to its then-existing policies confirming the priority of its lien under this Deed of Trust on the Substitute Collateral, consenting to the release of the released Property, and otherwise confirming no adverse changes in title coverage or the amount thereof.

(v) the Substitute Collateral shall satisfy each of the covenants and conditions to closing set forth in the commitment letter with the Lender for the Loan guaranteed under the Guaranty, that would have been applicable had such Substitute Collateral been an original parcel of the Property;

(vi) the Substitute Collateral shall conform in all respects to such other underwriting standards and criteria of the Lender and criteria such as other appraisal, legal, business, environmental, engineering, diversification, leasing or title requirements, all as Lender may determine in its sole discretion.

As used herein, the following defined term shall apply:

“DEBT SERVICE COVERAGE RATIO” means the Net Operating Income of the Property divided by the amount of scheduled annual payments of Debt Service on the Loan guaranteed by the Guaranty.

“NET OPERATING INCOME” means the total gross rental income received in the most recent twelve month period, plus other income received during the most recent twelve month period, less actual operating expenses for the most recent twelve month period.

ARTICLE XIII

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 13.1. FURTHER ASSURANCES.

(a) Grantor will execute, acknowledge and deliver to Lender or to any other entity Lender designates any additional or replacement documents and perform any additional actions that Lender determines are reasonably necessary to evidence, perfect or protect Lender’s first lien on and prior security interest in the Property or to carry out the intent or facilitate the performance of the provisions of the Financing Documents and the Note.

(b) Grantor appoints Lender as Grantor’s attorney-in-fact to perform, at Lender’s election, any actions and to execute and record any of the additional or replacement documents referred to in this Section, in each instance only at Lender’s election and only to the extent Grantor or Borrower has failed to comply with the terms of this Section.

(c) Grantor shall pay upon demand of Lender all costs of, and incidental to, the recording of this Deed of Trust and any such documents described above, whether now or hereafter due and payable, including, without limitation, the Maryland recordation tax and any other tax required to be paid at any time with respect to such recording. The Grantor hereby agrees to indemnify and hold the Trustees and Lender harmless from and against any liability or loss incurred by the Trustees or Lender resulting from the failure of the Grantor to pay when due and payable any such amounts. The foregoing indemnity will survive the payment of the Obligations and the Guaranty and the release of this Deed of Trust. The obligations of the Grantor pursuant to such indemnity will bear interest payable upon demand of Lender from the date due until paid in full at the Default Interest Rate and such obligations with interest thereon as aforesaid shall be a part of the Obligations secured hereby.

Section 13.2. ESTOPPEL CERTIFICATES.

(a) Within 10 days of Lender’s request, Grantor will deliver to Lender or to any entity Lender designates a certificate certifying (i) the original principal amount of the Note; (ii) the unpaid principal amount of the Note;  (iii) the Fixed Interest Rate; (iv) the amount of the then current Debt Service Payments; (v) the Maturity Date; (vi) the date a Debt Service Payment was last made; (vii) that, except as may be disclosed in the statement, there are no defaults or events which, with the passage of time or the giving of notice, would constitute an Event of Default; and (viii) there are no offsets or defenses against any portion of the Obligations except as may be disclosed in the statement.

(b) If Lender requests, Grantor promptly will deliver to Lender or to any entity Lender designates a certificate from each party to any Property Document, certifying that the Property Document is in full force and effect with no defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Property Document and that there are no defenses or offsets against the performance of its obligations under the Property Document.

(c) If Lender requests, Grantor promptly will use its commercially reasonable efforts to obtain and deliver to Lender, or to any entity Lender designates, a certificate from each tenant under a Lease then affecting the Property, certifying to any facts regarding the Lease as Lender may require, including that the Lease is in full force and effect with no defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Lease by any party, that the rent has not been paid more than one month in advance and that the tenant claims no defense or offset against the performance of its obligations under the Lease; provided, that Lender shall not request such certificates more often than one time in any two calendar year period except for the purpose of a sale of the Loan.

ARTICLE XIV

DEFAULTS AND REMEDIES

Section 14.1. EVENTS OF DEFAULT. The term “EVENT OF DEFAULT” means the occurrence of any of the following events:

(i) if Grantor fails to pay any amount due, as and when required, under any Financing Document and the failure continues for a period of 5 days;

(ii) if Grantor makes a general assignment for the benefit of creditors or generally is not paying, or is unable to pay, or admits in writing its inability to pay, its debts as they become due; or if Grantor or any other party commences any Proceeding (A) relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, in each instance with respect to Grantor; (B) seeking to have an order for relief entered with respect to Grantor; (C) seeking attachment, distraint or execution of a judgment with respect to Grantor; (D) seeking to adjudicate Grantor as bankrupt or insolvent; (E) seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to Grantor or Grantor’s debts; or (F) seeking appointment of a Receiver, trustee, custodian, conservator or other similar official for Grantor or for all or any substantial part of Grantor’s assets, PROVIDED that if the Proceeding is commenced by a party other than Grantor or any of Grantor’s general partners or members, Grantor will have 120 days to have the Proceeding dismissed or discharged before an Event of Default occurs;

(iii) if Grantor is in default beyond any applicable grace and cure period under any other mortgage, deed of trust, deed to secure debt or other security agreement encumbering the Property whether junior or senior to the lien of this Deed of Trust;

(iv) if a Transfer occurs except in accordance with the provisions of this Deed of Trust;

(v) if Grantor abandons the Property or ceases to conduct its business at the Property; or

(vi) if Grantor fails to deposit either the letter of credit required under the letter agreement of even date herewith between Grantor and Lender, or fails to make the deposits required or otherwise defaults under the Pledge and Security Agreement of even date among, INTER ALIA, Grantor and Lender; or

(vii) if there is a default in the performance of any other provision of any Financing Document or if there is any inaccuracy or falsehood in any representation or warranty contained in any Financing Document which is not remedied within 15 days after Grantor receives notice thereof, PROVIDED that if the default, inaccuracy or falsehood is of a nature that it cannot be cured within the 15-day period and during that period Grantor commences to cure, and thereafter diligently continues to cure, the default, inaccuracy or falsehood, then the 15-day period will be extended for a reasonable period not to exceed 120 days after the notice to Grantor.

SECTION 14.2. Remedies.

(a) If an Event of Default occurs, Lender may take any of the following actions (the “REMEDIES”) without notice to Grantor or Borrower:

(i) declare all or any portion of the Obligations immediately due and payable (“ACCELERATION”);

(ii) pay or perform any Obligation;

(iii) institute a Proceeding for the specific performance of any Obligation;

(iv) apply for the appointment of a Receiver to be vested with the fullest powers permitted by Law, without bond being required, which appointment may be made EX PARTE, as a matter of right and without regard to the value of the Property, the amount of the Debt or the solvency of Grantor or Borrower or any other person liable for the payment or performance of any portion of the Obligations;

(v) directly, by its agents or representatives or through a Receiver appointed by a court of competent jurisdiction, enter on the Land and Improvements, take possession of the Property, dispossess Grantor and exercise Grantor’s rights with respect to the Property, either in Grantor’s name or otherwise;

(vi) institute a Proceeding for the foreclosure of this Deed of Trust or, if applicable, sell by power of sale all or any portion of the Property;

(vii) institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Obligations then due and payable, subject to the continuing lien of this Deed of Trust for the balance of the Obligations not then due;

(viii) deliver to Trustees a declaration of default and demand for sale and a notice of default and election to cause Grantor’s interest in the Property or any portion of the Property to be sold, which notice Trustees or Lender will file in the official records of the county in which the Property is located or any parcel comprising the same is located;

(ix) exercise any and all rights and remedies granted to a secured party under the Uniform Commercial Code; and

(x) pursue any other right or remedy available to Lender at Law, in equity or otherwise.

(b) If an Event of Default occurs, the license granted to Grantor in the Financing Documents to collect Rents will terminate automatically without any action required of Lender.

SECTION 14.3. GENERAL PROVISIONS PERTAINING TO REMEDIES.

(a) The Remedies are cumulative and may be pursued by Lender or Trustees concurrently or otherwise, at such time and in such order as Lender or Trustees may determine in their sole discretion and without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Grantor.

(b) The enumeration in the Financing Documents of specific rights or powers will not be construed to limit any general rights or powers or impair Lender’s or Trustees’ rights with respect to the Remedies.

(c) If Lender or Trustees exercise any of the Remedies, Lender will not be deemed a mortgagee-in-possession unless Lender has elected affirmatively to be a mortgagee-in-possession.

(d) Lender and Trustees will not be liable for any act or omission of Lender or Trustee in connection with the exercise of the Remedies.

(e) Lender’s and Trustees’ right to exercise any Remedy will not be impaired by any delay in exercising or failure to exercise the Remedy and the delay or failure will not be construed as extending any cure period or constitute a waiver of the default or Event of Default.

(f) If an Event of Default occurs, Lender’s payment or performance or acceptance of payment or performance will not be deemed a waiver or cure of the Event of Default.

(g) Lender’s acceptance of partial payment or receipt of Rents will not extend or affect any grace period or constitute a waiver of a default or Event of Default or constitute a recision of Acceleration.

SECTION 14.4. FORECLOSURE; ASSENT TO DECREE AND POWER OF SALE.

In the event the Trustee or Lender elects to institute foreclosure proceedings upon the occurrence of an Event of Default, the Grantor and Acquisition Grantors each assent to the passage of a decree for the sale of the Property and any or all of the parcels comprising the same and further authorizes the Trustee to sell the Property. Any sale of the Property or any of the parcels so being sold, whether by way of the assent to decree or power of sale, shall be made in accordance with the provisions of Section 7-105, REAL PROPERTY ARTICLE, ANNOTATED CODE OF MARYLAND, as amended, and Section 14-200 ET SEQ. of the MARYLAND RULES OF PROCEDURE, as amended, or other applicable Laws.  The terms of the sale may be cash upon settlement of the sale or upon such other and additional terms as the Trustee deems necessary, proper or convenient, except as specifically limited by applicable law or court rule. Such sale may be of the entire Property as a unit or of such parts or parcels of the entire Property as the Trustee, in its sole and absolute discretion, deems necessary, proper, or convenient.

(a) APPLICATION OF PROCEEDS. Upon the sale of the Property, the proceeds shall be applied as follows:

(i) To the payment of all expenses incident to the sale, including reasonable and necessary counsel fees and expenses; and a commission to the Trustee equal to the commission allowed the Trustee for making sales of property by virtue of a decree of a court of equity in the State of Maryland. As used herein, expenses of sale shall specifically include auctioneer’s fees at the auctioneer’s customary rate, which shall be in addition to the Trustee’s commission, and the costs of a preforeclosure appraisal;

(ii) To the payment of the Obligations other than those owed with respect to the Guaranty and then to the payment of those Obligations owed with respect to the Guaranty, if such Obligations have matured and are due under the terms of the Guaranty, and including without limitation the payment of any Evasion Premium, or if not, to be held in a demand account as a pledged fund (which shall be interest bearing for the benefit of the Grantor) up to the maximum sum, as determined by Lender, which could be due under the Guaranty by the Grantor as security for the Obligations owed with respect to the Guaranty, and to be applied to the Obligations owed with respect to the Guaranty after a default under the Guaranty;

(iii) And the balance remaining, if any, shall be paid to the Grantor, or to whomsoever shall be judicially determined to be entitled to the same.

(b) PAYMENT BEFORE SALE. In the event the Obligations shall be paid after the filing of a foreclosure proceeding, but before sale of the Property, the Grantor shall also be required to pay all of the expenses of any advertisement or notice, all court costs, and all other expenses incident to or resulting from the foreclosure proceedings under this Deed of Trust, and a commission on the total amount of the indebtedness owed with respect to the Loan, both principal and interest, remaining unpaid, equal to one-half (1/2) of the percentage allowed as commission to trustees making a sale under a decree of a court of equity in Maryland and such reasonable and necessary counsel fees and expenses as the Trustee or Lender may have incurred; provided, however, that the sale may be proceeded with unless, prior to the date on which the sale is scheduled, payment is made by Grantor of the Obligations then due (including payment of all costs, expenses, commissions and fees, as provided herein).

(c) LENDER MAY BID. Upon any sale made under this Section 14, whether made under the power of sale or by virtue of judicial proceedings or a judgment of foreclosure, Lender may bid for and acquire the Property. If the Obligations owed with respect to the Guaranty are then due, in lieu of paying cash therefor the Lender may make settlement for the purchase price by crediting the Obligations of Grantor secured by this Deed of Trust against the net sales price, after deducting the expenses and costs of the sale and any other sums which Lender is authorized to deduct under this Deed of Trust.

(d) LEASES. In the event of a sale of the Property under either the power of sale or assent to decree, such sale may be made, at the option of Lender, subject to one or more of the tenancies entered into subsequent to the recording of this Deed of Trust, in accordance with the provisions of Section 7-105(f)(2), REAL PROPERTY ARTICLE, ANNOTATED CODE OF MARYLAND, as amended.

(e) RIGHT TO MAINTAIN SEPARATE ACTION. In the event Grantor shall fail to pay the Obligations, Trustee and Lender shall be empowered to institute Proceedings as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any Proceedings to judgment or final decree, and may enforce any judgments or final decree against Grantor and collect, out of the Property in any manner provided by law, monies adjudged to be payable.  Lender shall be entitled to recover judgment before, after, or during the pendency of any Proceedings, or the foreclosure of the lien of this Deed of Trust. In the event of a sale of all or any parcel of the Property, and of the application of the proceeds of sale as provided in this Deed of Trust to the payment of the Obligations, Lender and the Trustee shall be entitled to enforce payment of and to receive all amounts then remaining due upon the Obligations, and shall be entitled to recover judgment for any portion of the Obligations remaining unpaid, with interest as provided in the Guaranty. The recovery of any judgment by Lender, and the levy of an execution under any judgment upon all or any parcel of the Property, shall not affect in any manner the lien of this Deed of Trust upon the Property, or any Remedies of the Trustee or of the Lender, and the Remedies shall continue unimpaired. Any monies collected by the Trustee or Lender under this Section 14.4(e) shall be applied in accordance with the provisions of Section 14.4(a).

(f) WAIVERS OF STAY, EXEMPTIONS. Grantor shall not claim or take any advantage of any stay or extension or moratorium law, or any exemption from execution of sale of all or any parcels of the Property, wherever enacted, which may affect the covenants of this Deed of Trust, nor claim or insist upon any advantage of any Law providing for the valuation or appraisal of all or any parcels of the Property prior to any sale or pursuant to the order of any court;  nor after any sale, claim or any right under any Law to redeem the property so sold. Grantor expressly waives all benefit or advantage of any such Law and covenants not to impede the execution of any power herein granted or delegated to the Trustee, but to suffer the execution of every power as though no Law had been enacted.

SECTION 14.5. GENERAL PROVISIONS PERTAINING TO MORTGAGEE-IN-POSSESSION OR RECEIVER.

(a) If an Event of Default occurs, any court of competent jurisdiction will, upon application by Lender, appoint a Receiver as designated in the application and issue an injunction prohibiting Grantor from interfering with the Receiver, collecting Rents, disposing of any Rents or all of or any parcel of the Property, committing waste or doing any other act that will tend to affect the preservation of the Leases, the Rents and the Property and Grantor

approves the appointment of the designated Receiver or any other Receiver appointed by the court. Grantor agrees that the appointment may be made EX PARTE and as a matter of right to Lender or Trustees, either before or after sale of all or any parcels of the Property, without further notice, and without regard to the solvency or insolvency, at the time of application for the Receiver, of the person or persons, if any, liable for the payment of any portion of the Obligations and the performance of any portion of the Obligations and without regard to the value of the Property or whether the Property is occupied as a homestead and without bond being required of the applicant.

(b) The Receiver will be vested with the fullest powers permitted by Law including all powers necessary or usual in similar cases for the protection, possession and operation of all or any parcels of the Property and all the powers and duties of Lender as a mortgagee-in-possession as provided in this Deed of Trust and may continue to exercise all the usual powers and duties until the Receiver is discharged by the court.

(c) In addition to the Remedies and all other available rights, Lender or the Receiver may take any of the following actions:

(i) take exclusive possession, custody and control of all or any parcels of the Property and manage the same so as to prevent waste;

(ii) require Grantor to deliver to Lender or the Receiver all keys, security deposits, operating accounts, prepaid Rents, past due Rents, the Books and Records and all original counterparts of the Leases and the Property Documents;

(iii) collect, sue for and give receipts for the Rents and, after paying all expenses of collection, including reasonable receiver’s, broker’s and attorney’s fees, apply the net collections to any portion of the Obligations selected by Lender in its sole discretion,

(iv) enter into, modify, extend, enforce, terminate, renew or accept surrender of Leases and evict tenants except that in the case of a Receiver, such actions may be taken only with the written consent of Lender as provided in this Deed of Trust and in the Assignment;

(v) enter into, modify, extend, enforce, terminate or renew Property Documents except that in the case of a Receiver, such actions may be taken only with the written consent of Lender as provided in this Deed of Trust and in the Assignment;

(vi) appear in and defend any Proceeding brought in connection with the Property and bring any Proceeding to protect all or any parcels of the Property as well as Grantor’s and Lender’s respective interests in all or any parcels of the Property (unless any such Proceeding has been assigned previously to Lender in the Assignment, or if so assigned, Lender has not expressly assigned such Proceeding to the Receiver and consented to such appearance or defense by Receiver); and

(vii) perform any act in the place of Grantor that Lender or the Receiver deems necessary

(A) to preserve the value, marketability or rentability of all or any parcels of the Property; (B) upon consent by Lender, to increase the gross receipts from all or any parcels of the Property; or (C) otherwise to protect Grantor’s and Lender’s respective interests in all or any parcels of the Property.

(d) Grantor appoints Lender as Grantor’s attorney-in-fact, at Lender’s election, to perform any actions and to execute and record any instruments necessary to effectuate the actions described in this Section, in each instance only at Lender’s election and only to the extent Grantor has failed to comply with the provisions of this Section.

SECTION 14.6. GENERAL PROVISIONS PERTAINING TO FORECLOSURES AND THE POWER OF SALE. The following provisions will apply to any Proceeding to foreclose and to any sale of the Property by power of sale or pursuant to a judgment of foreclosure and sale:

(i) Lender’s or Trustees’ right to institute a Proceeding to foreclose or to sell by power of sale will not be exhausted by a Proceeding or a sale that is defective or not completed;

(ii) a sale pursuant to a judgment of foreclosure and sale may be held at such time or times and such place or places and upon such terms and conditions or after such previous public announcement as required by Law and as Trustees may deem appropriate;

(iii) with respect to sale pursuant to a judgment of foreclosure and sale, the Property may be sold as an entirety or in parcels, at one or more sales, at the time and place, on terms and in the order that Trustees deem expedient in its sole discretion with such postponement of any such sale as Trustees may deem appropriate without regard to any right of Grantor or any other person to the marshalling of assets and Grantor hereby waives all right to have the Property marshalled upon any foreclosure under this Deed of Trust;

(iv) if a portion of the Property is sold pursuant to this Article, the Financing Documents will remain in full force and effect with respect to any portion of the Obligations and this Deed of Trust will continue as a valid and enforceable first lien on and security interest in the remaining portion of the Property, subject only to the Permitted Exceptions, without loss of priority and without impairment of any of Lender’s or Trustees’  rights and remedies with respect to the unmatured portion of the Obligations;

(v) Lender may bid and become the purchaser at any such sale, and will, upon presentation of the Guaranty or a true copy thereof at such sale, be credited for the unpaid balance due under the Guaranty and any interest accrued and unpaid thereon, or such potion of such unpaid balance or interest as Lender may specify, against any price bid by Lender at such sale. The terms of sale being complied with, Trustees will convey to and at the cost of the purchaser at such sale Grantor’s interest in, so much of the Property as is so sold, free of and discharged from all estate, right, title or interest of Grantor at law or in equity. Lender’s receipt of the proceeds of a sale will be sufficient consideration for the portion of the Property sold and Lender will apply the proceeds set forth in the Deed of Trust; and

(vi) Upon any sale of Grantor’s interest in any or all of the Property, whether under the assent to a decree or power of sale herein granted, or by other foreclosure or judicial proceedings, Trustees will apply the proceeds of such sale, together with any other sum then held as security hereunder or due under any of the provisions of the Financing Documents as part of the Property (after paying all expenses of sale, including reasonable attorneys’ fees and a commission to the party making the sale equal to the commission allowed to trustees for making sales of property under orders or decrees of a court having competent jurisdiction, and all Impositions which either Trustees or Lender deem it advisable or expedient to pay and all sums advanced, with interest thereon, as herein provided) to the payment of the aggregate Obligations and interest thereon to the date of payment and prepayment fees, if any, paying over the surplus, if any, less the expense, if any, of obtaining possession, to Grantor or any person entitled thereto upon the surrender and delivery to the purchaser of possession of the Property.

SECTION 14.7. UNIFORM COMMERCIAL CODE. Lender, or the Trustee acting on behalf of Lender, may exercise all rights and remedies of a secured creditor under the MARYLAND UNIFORM COMMERCIAL CODE, as amended, with respect to any part of the Property constituting personal property and subject to the security interest created by this Deed of Trust. These rights include the right to take possession of the personal property without the use of judicial process (Grantor hereby waiving all right to prior notice and a judicial hearing) and the right to require Grantor to assemble the same at the Property or such other place as Lender or Trustee may notify the Grantor. Any disposition of the personal property shall be considered commercially reasonable if made pursuant to a public sale which is advertised at least twice in a newspaper of local circulation in Anne Arundel County, Maryland. Any notice required by Section 9-504 of the MARYLAND UNIFORM COMMERCIAL CODE to be given to Grantor shall be considered reasonable and properly given if given in the manner and at the address provided in the notice provisions of this Deed of Trust at least five (5) business days prior to the date of any scheduled public sale.

SECTION 14.8. POWER OF ATTORNEY. Grantor appoints Lender as Grantor’s attorney-in-fact to perform any actions necessary and incidental to exercising the Remedies.

SECTION 14.9. TENANT AT SUFFERANCE. If Lender, Trustees, or a Receiver enters the Property in the exercise of the Remedies and Grantor is allowed to remain in occupancy of the Property, Grantor will pay to Lender, Trustees, or the Receiver, as the case may be, in advance, a reasonable rent for the Property occupied by Grantor. If Grantor fails to pay the rent, Grantor may be dispossessed by the usual Proceedings available against defaulting tenants.

ARTICLE XV

LIMITATION OF LIABILITY

SECTION 15.1. LIMITATION OF LIABILITY.

(a) Notwithstanding any provision in the Financing Documents to the contrary, except as set forth in subsections (b) and (e), if Lender seeks to enforce the collection of the Obligations, Lender will foreclose this Deed of Trust instead of instituting suit on the Guaranty. If following a foreclosure and sale of all parcels comprising the Property under this Deed of Trust a lesser sum is realized therefrom than that due under the Obligations, Lender will not institute any Proceeding against Grantor or Grantor’s general partners, if any, for or on account of the deficiency, and Lender shall not have recourse against any entity constituting Grantor for any portion of the Obligations, except in each instance as set forth in subsections (b) through (e).

(b) The limitation of liability in subsection (a) will not affect or impair (i) the lien of this Deed of Trust or Lender’s other rights and Remedies under the Financing Documents, including Lender’s right as mortgagee or secured party to commence an action to foreclose any lien or security interest Lender has under the Financing Documents against any parcel remaining encumbered by this Deed of Trust and against any additional collateral held; (ii) the validity of the Financing Documents or the Obligations; or (iii) Lender’s right to present and collect on any letter of credit or other credit enhancement document held by Lender in connection with the Obligations.

(c) The following are excluded and excepted from the limitation of liability in subsection (a) and Lender may recover personally against Grantor for the following:

(i) all losses suffered and liabilities and expenses incurred by Lender relating to any fraud or intentional misrepresentation or omission by Grantor or Borrower or any of their partners, members, officers, directors, shareholders or principals in connection with (A) the performance of any of the conditions to Lender making the Loan; (B) any inducements to Lender to make the Loan; (C) the execution and delivery of the Financing Documents; (D) any certificates, representations or warranties given in connection with the Loan; or (E) Grantor’s performance of the Obligations;

(ii) all Rents derived from the Property after a default under the Financing Documents which default is a basis of a Proceeding by Lender to enforce collection of the Obligations and all moneys that, on the date such a default occurs, are on deposit in one or more accounts used by or on behalf of Grantor relating to the operation of the Property, except to the extent properly applied to payment of Debt Service Payments, Impositions, Insurance Premiums and any reasonable and customary expenses incurred by Grantor in the operation, maintenance and leasing of the Property or delivered to Lender;

(iii) the cost of remediation of any Environmental Activity affecting the Property and any other losses suffered and liabilities and expenses incurred by Lender relating to a default under the Article entitled “ENVIRONMENTAL”;

(iv) all security deposits collected by Grantor or any of Grantor’s predecessors and not refunded to Tenants in accordance with their respective Leases, applied in accordance with the Leases or Law or delivered to Lender, and all advance rents (more than thirty (30) days in advance) collected by Grantor or any of Grantor’s predecessors and not applied in accordance with the Leases or delivered to Lender;

(v) the replacement cost of any Fixtures or Personal Property removed from the Property after a default occurs;

(vi) all losses suffered and liabilities and expenses incurred by Lender relating to any acts or omissions by Grantor that result in waste (including economic and non-physical waste) on the Property;

(vii) all protective advances and other payments made by Lender pursuant to express provisions of the Financing Documents to protect Lender’s security interest in the Property or to protect the assignment of the property described in and effected by the Assignment, but only to the extent that the Rents would have been sufficient to permit Grantor to make the payment and Grantor failed to do so;

(viii) all mechanics’ or similar liens relating to work performed on or materials delivered to the Property prior to Lender exercising its Remedies, but only to the extent Lender had advanced funds to pay for the work or materials;

(ix) all Proceeds that are not applied in accordance with this Deed of Trust or not paid to Lender as required under this Deed of Trust; and

(x) all losses suffered and liabilities and expenses incurred by Lender or Trustees in connection with the imposition or collection by any Government or any person, at any time, of any recordation tax, transfer tax or any other charge relating to or on account of the recordation of this Deed of Trust or Lender’s lien hereunder.

(d) Nothing under subparagraph (a) above will be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code or under any other Law relating to bankruptcy or insolvency to file a claim for the full amount of the Obligations or to require that all collateral will continue to secure all of the Obligations in accordance with the Financing Documents.

(e) Notwithstanding the foregoing, it is expressly understood and agreed that the aforesaid limitation of liability shall in no way affect or apply to Grantor, and Grantor shall be liable for the entire indebtedness evidenced hereby (including all principal, interest, prepayment charges and other charges), if Grantor, or any of its general partners, members or officers, as the case may be, or any person, seeks to set aside the Guaranty as a preference in any bankruptcy or similar proceeding.

ARTICLE XVI

WAIVERS

SECTION 16.1. WAIVER OF STATUTE OF LIMITATIONS. GRANTOR WAIVES THE RIGHT TO CLAIM ANY STATUTE OF LIMITATIONS AS A DEFENSE

TO GRANTOR’S PAYMENT AND PERFORMANCE OF THE OBLIGATIONS.

SECTION 16.2. WAIVER OF NOTICE. GRANTOR WAIVES THE RIGHT TO RECEIVE ANY NOTICE FROM LENDER OR TRUSTEES WITH RESPECT TO THE FINANCING DOCUMENTS EXCEPT FOR THOSE NOTICES THAT LENDER OR TRUSTEES ARE EXPRESSLY REQUIRED TO DELIVER PURSUANT TO THE FINANCING DOCUMENTS.

SECTION 16.3. WAIVER OF MARSHALLING AND OTHER MATTERS. GRANTOR WAIVES THE BENEFIT OF ANY RIGHTS OF MARSHALLING OR ANY OTHER RIGHT TO DIRECT THE ORDER IN WHICH ANY OF THE PROPERTY WILL BE (i) SOLD; OR (ii) MADE AVAILABLE TO ANY ENTITY IF THE PROPERTY IS SOLD BY POWER OF SALE OR PURSUANT TO A JUDGMENT OF FORECLOSURE AND SALE. GRANTOR ALSO WAIVES THE BENEFIT OF ANY LAWS RELATING TO APPRAISEMENT, VALUATION, STAY, EXTENSION, REINSTATEMENT, MORATORIUM, HOMESTEAD AND EXEMPTION RIGHTS OR A SALE IN INVERSE ORDER OF ALIENATION.

SECTION 16.4. WAIVER OF TRIAL BY JURY. GRANTOR WAIVES TRIAL BY JURY IN ANY PROCEEDING BROUGHT BY, OR AGAINST, OR COUNTERCLAIM OR CROSS-COMPLAINT ASSERTED BY OR AGAINST, LENDER OR TRUSTEES RELATING TO THE LOAN, THE PROPERTY DOCUMENTS OR THE LEASES.

SECTION 16.5. [INTENTIONALLY DELETED

SECTION 16.6. WAIVER OF JUDICIAL NOTICE AND HEARING. GRANTOR WAIVES ANY RIGHT GRANTOR MAY HAVE UNDER LAW TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THE FINANCING DOCUMENTS TO LENDER AND GRANTOR WAIVES THE RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THE FINANCING DOCUMENTS ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING.

SECTION 16.7. WAIVER OF SUBROGATION. GRANTOR WAIVES ALL RIGHTS OF SUBROGATION TO LENDER’S RIGHTS OR CLAIMS RELATED TO OR AFFECTING THE PROPERTY OR ANY OTHER SECURITY FOR THE LOAN UNTIL THE LOAN IS PAID IN FULL AND ALL FUNDING OBLIGATIONS UNDER THE FINANCING DOCUMENTS HAVE BEEN TERMINATED.

SECTION 16.8. GENERAL WAIVER. GRANTOR ACKNOWLEDGES THAT (A) GRANTOR AND GRANTOR’S PARTNERS, MEMBERS OR PRINCIPALS, AS THE CASE MAY BE, ARE KNOWLEDGEABLE BORROWERS OF COMMERCIAL FUNDS AND EXPERIENCED REAL ESTATE DEVELOPERS OR INVESTORS WHO

UNDERSTAND FULLY THE EFFECT OF THE ABOVE PROVISIONS; (B) LENDER WOULD NOT MAKE THE LOAN WITHOUT THE PROVISIONS OF THIS ARTICLE; (C) THE LOAN IS A COMMERCIAL OR BUSINESS LOAN UNDER THE LAWS OF THE STATE OR COMMONWEALTH WHERE THE PROPERTY IS LOCATED NEGOTIATED BY LENDER, GRANTOR AND BORROWER AND THEIR RESPECTIVE ATTORNEYS AT ARMS LENGTH; AND (D) ALL WAIVERS BY GRANTOR IN THIS ARTICLE HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY, AFTER GRANTOR FIRST HAVE BEEN INFORMED BY COUNSEL OF GRANTOR’S OWN CHOOSING AS TO POSSIBLE ALTERNATIVE RIGHTS, AND HAVE BEEN MADE AS AN INTENTIONAL RELINQUISHMENT AND ABANDONMENT OF A KNOWN RIGHT AND PRIVILEGE. THE FOREGOING ACKNOWLEDGMENT IS MADE WITH THE INTENT THAT LENDER AND ANY SUBSEQUENT HOLDER OF THE GUARANTY WILL RELY ON THE ACKNOWLEDGMENT.

ARTICLE XVII

NOTICES

SECTION 17.1. NOTICES. All acceptances, approvals, consents, demands, notices, requests, waivers and other communications (the “NOTICES”) required or permitted to be given under the Financing Documents must be in writing and (a) delivered personally by a process server providing a sworn declaration evidencing the date of service, the individual served, and the address where the service was made; (b) sent by certified mail, return receipt requested; or (c) delivered by nationally recognized overnight delivery service that provides evidence of the date of delivery, with all charges prepaid (for next morning delivery if sent by overnight delivery service), addressed to the appropriate party at its address listed below:

If to Lender:		Teachers Insurance and Annuity
Association of America
730 Third Avenue
New York, New York 10017
	Attention:	Director Portfolio Management
Mortgage and Real Estate/Northeast
Southern Territory
Application #MD-539
Mortgage #M-000469600

with a courtesy copy to:	Teachers Insurance and Annuity
Association of America
730 Third Avenue
New York, New York 10017
	Attention:	Vice President and Chief
Counsel—Mortgage and Real Estate Law
Application #MD-539
Mortgage #M-000469600

If to Grantor:	Corporate Office Properties Trust
c/o Corporate Office Management, Inc.
8815 Centre Park Drive
Suite 400
Columbia, Maryland 21045
Attn: General Counsel

with a courtesy copy to:	John H. Gurley, Esquire
8815 Centre Park Drive
Suite 400
Columbia, Maryland 21045

If to Trustee:	William H. Goebel, Esquire
Mr. Matthew T. Murphy
c/o Teachers Insurance and Annuity
Association of America
730 Third Avenue
New York, New York 10017

Lender and Grantor each may change from time to time the address to which Notices must be sent, by notice given in accordance with the provisions of this Section. All Notices given in accordance with the provisions of this Section will be deemed to have been received on the earliest of (i) actual receipt; (ii) Grantor’s and Borrower’s rejection of delivery; or (iii) 3 Business Days after having been deposited in any mail depository regularly maintained by the United States postal service, if sent by certified mail, or 1 Business Day after having been deposited with a nationally recognized overnight delivery service, if sent by overnight delivery or on the date of personal service, if served by a process server.

SECTION 17.2. CHANGE IN GRANTOR’S NAME OR PLACE OF BUSINESS. Grantor will immediately notify Lender in writing of any change in Grantor’s name or the place of business set forth in the beginning of this Deed of Trust.

ARTICLE XVIII

MISCELLANEOUS

SECTION 18.1. APPLICABLE LAW. The Financing Documents are governed by and will be construed in accordance with the Laws of the State of Maryland.

SECTION 18.2. USURY LIMITATIONS. Grantor and Lender intend to comply with all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account of the Principal does not exceed the Maximum Interest Rate. If any amount charged or received under the Financing Documents that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the Maximum Interest Rate, the excess will be deemed to be a prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be refunded to Grantor. If during the Term the Maximum Interest Rate, if any, is eliminated, then for purposes of the Loan, there will be no Maximum Interest Rate.

SECTION 18.3. LENDER’S DISCRETION. Wherever under the Financing Documents any matter is required to be satisfactory to Lender, Lender has the right to approve or determine any matter or Lender has an election, Lender’s approval, determination or election will be made in Lender’s reasonable discretion unless expressly provided to the contrary.

SECTION 18.4. UNENFORCEABLE PROVISIONS. If any provision in the Financing Documents is found to be illegal or unenforceable or would operate to invalidate any of the Financing Documents, then the provision will be deemed expunged and the Financing Documents will be construed as though the provision was not contained in the Financing Documents and the remainder of the Financing Documents will remain in full force and effect.

SECTION 18.5. SURVIVAL OF GRANTOR’S OBLIGATIONS. Grantor’s representations, warranties and covenants contained in the Financing Documents will continue in full force and effect and survive (i) satisfaction of the Obligations; (ii) reconveyance of the lien of this property by Trustees; (iii) assignment or other transfer of all or any portion of Lender’s interest in the Financing Documents or the Property; (iv) Lender’s or Trustees’ exercise of any of the Remedies or any of Lender’s or Trustees’ other rights under the Financing Documents; (v) a Transfer; (vi) amendments to the Financing Documents; and (vii) any other act or omission that might otherwise be construed as a release or discharge of Grantor.

SECTION 18.6. RELATIONSHIP BETWEEN GRANTOR AND LENDER; NO THIRD PARTY BENEFICIARIES.

(a) Lender is not a partner of or joint venturer with Grantor or any other entity as a result of the Loan or Lender’s rights under the Financing Documents; the relationship between Lender and Grantor is strictly that of creditor and debtor. Each Financing Document and the Note is an agreement between the parties to that Financing Document or Note for the mutual benefit of the parties and no entities other than the parties to that Financing Document or Note will be a third party beneficiary or will have any claim against Lender or Grantor by virtue of the Financing Document or the Note. As between Lender and Grantor, any actions taken by Lender under the Financing Documents and the Note will be taken for Lender’s protection only, and Lender has not and will not be deemed to have assumed any responsibility to Grantor or to any other entity by virtue of Lender’s actions.

(b) All conditions to Lender’s performance of its obligations under the Financing Documents are imposed solely for the benefit of Lender. No entity other than Lender will have standing to require satisfaction of the conditions in accordance with their provisions or will be entitled to assume that Lender will refuse to perform its obligations in the absence of strict compliance with any of the conditions.

SECTION 18.7. PARTIAL RECONVEYANCES OR RELEASES, EXTENSIONS, WAIVERS. Lender may: (i) permit the reconveyance of any part of the Property or release any entity obligated for the Obligations; (ii) extend the time for payment or performance of any of the Obligations or otherwise amend the provisions for payment or performance by agreement with any entity that is obligated for the Obligations or that has an interest in the Property; (iii) accept additional security for the payment and performance of the Obligations; and (iv) waive any entity’s performance of an Obligation, release any entity or individual now or in the future liable for the performance of the Obligation or waive the exercise of any Remedy or option. Lender may exercise any of the foregoing rights without notice, without regard to the amount of any consideration given, without affecting the priority of the Financing Documents, without releasing any entity not specifically released from its obligations under the Financing Documents, without releasing any guarantor(s) or surety(ies) of the Obligations, without effecting a novation of the Financing Documents and, with respect to a waiver, without waiving future performance of the Obligation or exercise of the Remedy waived.

SECTION 18.8. SERVICE OF PROCESS. Grantor irrevocably consents to service of process by registered or certified mail, postage prepaid, return receipt requested, to Grantor or at address set forth for Grantor in the Article entitled “NOTICES”.

SECTION 18.9. ENTIRE AGREEMENT. Oral agreements or commitments between Grantor and/or Borrower and Lender to lend money, to extend credit or to forbear from enforcing repayment of a debt, including promises to extend or renew the debt, are not enforceable. Any agreements among Grantor, Lender and Trustee relating to the Loan are contained in the Financing Documents and the Note, which contain the complete and exclusive statement of the agreements among Grantor, Lender and Trustee, except as Grantor, Lender and, if applicable, Trustees may later agree in writing to amend the Loan Documents. The language of each Financing Document will be construed as a whole according to its fair meaning and will not be construed against the draftsman.

SECTION 18.10. NO ORAL AMENDMENT. The Financing Documents may not be amended, waived or terminated orally or by any act or omission made individually by Grantor, Lender or Trustees but may be amended, waived or terminated only by a written document signed by the party against which enforcement of the amendment, waiver or termination is sought.

SECTION 18.11. SEVERABILITY. The invalidity, illegality or unenforceability of any provision of any of the Financing Documents will not affect any other provisions of the Financing Documents, which will be construed as if the invalid, illegal or unenforceable provision never had been included.

SECTION 18.12. COVENANTS RUN WITH THE LAND. Subject to the restrictions on transfer contained in the Article entitled “TRANSFERS, LIENS AND ENCUMBRANCES”, all of the covenants of this Deed of Trust and the Assignment run with the Land, will bind all parties hereto and all tenants and subtenants of the Land or the Improvements and their respective heirs, executors, administrators, successors and assigns, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of the Note and this Deed of Trust.

SECTION 18.13. TIME OF THE ESSENCE. Time is of the essence with respect to Grantor’s payment and performance of the Obligations.

SECTION 18.14. SUBROGATION. If the Principal or any other amount advanced by Lender is used directly or indirectly to pay off, discharge or satisfy all or any part of an encumbrance affecting the Property, then Lender is subrogated to the encumbrance and to any security held by the holder of the encumbrance, all of which will continue in full force and effect in favor of Lender as additional security for the Obligations.

SECTION 18.15. JOINT AND SEVERAL LIABILITY. If Grantor consists of more than one person or entity, the obligations and liabilities of each such person or entity under this Deed of Trust are joint and several.

SECTION 18.16. SUCCESSORS AND ASSIGNS. The Financing Documents bind the parties to the Financing Documents and their respective successors, assigns, heirs, administrators, executors, agents and representatives and inure to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives and to the extent applicable inure to the benefit of Trustees and their successors, assigns, heirs, administrators, executors, agents and representatives.

SECTION 18.17. DUPLICATES AND COUNTERPARTS. Duplicate counterparts of any of the Financing Documents, other than the Note, may be executed and together will constitute a single original document.

ARTICLE XIX

TRUSTEE PROVISIONS

SECTION 19.1. ACCEPTANCE BY TRUSTEES. Trustees accept this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

SECTION 19.2. ACTION IN ACCORDANCE WITH INSTRUCTIONS. Upon receipt by Trustees of instructions from Lender at any time or from time to time, Trustees will (a) give any notice or direction or exercise any right, remedy or power hereunder or in respect of any part or all of the Property as shall be specified in such instructions and (b) approve as satisfactory all matters required by the terms hereof to be satisfactory to Trustees or to Lender. Trustees may, but need not, take any of such actions in the absence of such instructions. The powers and duties of the Trustees may be executed by either one of them with the same legal force and effect as though executed by both of them, including the right and power by either Trustees to execute and deliver a full or partial release of this Deed of Trust or an amendment or modification of this Deed of Trust. At any time or from time to time, upon request of Lender, and without affecting the liability of any person for payment of the Obligations, Trustees will reconvey all or any part of the Property, consent to the making of any map or plat thereof, join in granting any easement thereon, or join in any extension agreement or any agreement subordinating the lien and estate hereof.

SECTION 19.3. RESIGNATION. Trustees may resign at any time upon giving not less than sixty (60) days prior notice to Lender, but shall continue to act as trustees until a successor or successors shall have been chosen and qualified.

SECTION 19.4. SUCCESSOR TRUSTEES. In the event of the death, removal, resignation or refusal or inability of either or both of the Trustees to act, or for any reason, at any time, Lender shall have the irrevocable power, with or without cause, without prior notice of any kind, and without applying to any court, to select and appoint a successor trustee. Each such appointment and substitution shall be made by recording notice of such in each office in which this Deed of Trust is recorded. Such notice shall be executed and acknowledged by Lender and shall contain reference to this Deed of Trust and when so recorded shall be conclusive proof of proper appointment of the successor trustee. Such successors shall not be required to give bond for the faithful performance of its duties unless required by Lender.

SECTION 19.5. TRUST IS IRREVOCABLE. The trust created hereby is irrevocable by Grantor subject to defeasance in accordance with this Deed of Trust.

SECTION 19.6. GENERAL. Trustees shall be protected by any document believed by them to be genuine and to have been signed by the party or parties purporting to sign the same. Trustees shall not be liable for any error of judgment nor for any act done or step taken or omitted, nor for any mistakes of law or fact, nor for anything which the Trustees may do or refrain from doing in good faith. The Trustees make no representations as to the validity, legality or sufficiency of this Deed of Trust, the Note or any of the other Financing Documents. Lender shall have the power to remove or substitute the Trustees at any time and from time to time.

IN WITNESS WHEREOF, Grantor has executed and delivered this Deed of Trust as of the date first set forth above.

WITNESS/ATTEST:	WITNESS/ATTEST:

Airport Square II, LLC

	By:	Corporate Office Properties, L.P., its member

	by:	Corporate Office Properties Trust,
its general partner

KAREN M. SINGER	by:	/s/ROGER A. WAESCHE, JR.	(SEAL)
	Name:	Roger A. Waesche, Jr.
	Title:	Senior Vice President

WITNESS/ATTEST:	Airport Square IV, LLC

	By:	Corporate Office Properties, L.P., its member

	by:	Corporate Office Properties Trust,
its general partner

KAREN M. SINGER	by:	/s/ROGER A. WAESCHE, JR.	(SEAL)
	Name:	Roger A. Waesche, Jr.
	Title:	Senior Vice President

WITNESS/ATTEST:	Airport Square V, LLC

	By:	Corporate Office Properties, L.P., its member

	by:	Corporate Office Properties Trust,
its general partner

KAREN M. SINGER	by:	/s/ROGER A. WAESCHE, JR.	(SEAL)
	Name:	Roger A. Waesche, Jr.
	Title:	Senior Vice President

WITNESS/ATTEST:	Airport Square X, LLC

	By:	Corporate Office Properties, L.P., its member

	by:	Corporate Office Properties Trust, its general partner

KAREN M. SINGER	by:	/s/ROGER A. WAESCHE, JR.	(SEAL)
	Name:	Roger A. Waesche, Jr.
	Title:	Senior Vice President

WITNESS/ATTEST:	Airport Square XI, LLC

	By:	Corporate Office Properties, L.P., its member

	by:	Corporate Office Properties Trust, its general partner

KAREN M. SINGER	by:	/s/ROGER A. WAESCHE, JR.	(SEAL)
	Name:	Roger A. Waesche, Jr.
	Title:	Senior Vice President

WITNESS/ATTEST:	Airport Square XIII, LLC

	By:	Corporate Office Properties, L.P., its member

	by:	Corporate Office Properties Trust,
its general partner

KAREN M. SINGER	by:	/s/ROGER A. WAESCHE, JR.	(SEAL)
	Name:	Roger A. Waesche, Jr.
	Title:	Senior Vice President

WITNESS/ATTEST:	Airport Square XIV, LLC

	By:	Corporate Office Properties, L.P., its member

	by:	Corporate Office Properties Trust,
its general partner

KAREN M. SINGER	by:	/s/ROGER A. WAESCHE, JR.	(SEAL)
	Name:	Roger A. Waesche, Jr.
	Title:	Senior Vice President

WITNESS/ATTEST:	Airport Square XIX, LLC

	By:	Corporate Office Properties, L.P., its member

	by:	Corporate Office Properties Trust,
its general partner

KAREN M. SINGER	by:	/s/ROGER A. WAESCHE, JR.	(SEAL)
	Name:	Roger A. Waesche, Jr.
	Title:	Senior Vice President

WITNESS/ATTEST:	Airport Square XX, LLC

	By:	Corporate Office Properties, L.P., its member

	by:	Corporate Office Properties Trust,
its general partner

KAREN M. SINGER	by:	/s/ROGER A. WAESCHE, JR.	(SEAL)
	Name:	Roger A. Waesche, Jr.
	Title:	Senior Vice President

WITNESS/ATTEST:	Airport Square XXI, LLC

	By:	Corporate Office Properties, L.P., its member

	by:	Corporate Office Properties Trust,
its general partner

KAREN M. SINGER	by:	/s/ROGER A. WAESCHE, JR.	(SEAL)
	Name:	Roger A. Waesche, Jr.
	Title:	Senior Vice President

WITNESS/ATTEST:	Tech Park I, LLC

	By:	Corporate Office Properties, L.P., its member

	by:	Corporate Office Properties Trust,
its general partner

KAREN M. SINGER	by:	/s/ROGER A. WAESCHE, JR.	(SEAL)
	Name:	Roger A. Waesche, Jr.
	Title:	Senior Vice President

WITNESS/ATTEST:	Tech Park II, LLC

	By:	Corporate Office Properties, L.P., its member

	by:	Corporate Office Properties Trust,
its general partner

KAREN M. SINGER	by:	/s/ROGER A. WAESCHE, JR.	(SEAL)
	Name:	Roger A. Waesche, Jr.
	Title:	Senior Vice President

WITNESS/ATTEST:	Tech Park IV, LLC

	By:	Corporate Office Properties, L.P., its member

	by:	Corporate Office Properties Trust,
its general partner

KAREN M. SINGER	by:	/s/ROGER A. WAESCHE, JR.	(SEAL)
	Name:	Roger A. Waesche, Jr.
	Title:	Senior Vice President

WITNESS:	TRUSTEE:

/s/MARIA MCHUGH	/s/WILLIAM H. GOEBEL		(SEAL)
Maria McHugh	WILLIAM H. GOEBEL

WITNESS:	TRUSTEE:

/s/MARIA MCHUGH	/s/MATTHEW T. MURPHY		(SEAL)
Maria McHugh	MATTHEW T. MURPHY

WITNESS/ATTEST:	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

/s/MARIA MCHUGH	By:	/s/HALTON WEST	(SEAL)
Maria McHugh	Name:	Halton West
	Title:	Associate Director

ACKNOWLEDGMENTS

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY, that on this 30 day of September, 1999, before me, the undersigned Notary Public of the State of Maryland, personally appeared ROGER A.  WAESCHE, JR., who acknowledged himself to be the Senior Vice President of Corporate Office Properties Trust, the general partner of Corporate Office Properties, L.P., which is the member of Airport Square II, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained in the capacity described above.

AS WITNESS my hand and Notarial Seal.

ZARAE PITTS	/s/ZARAE PITTS
NOTARY PUBLIC STATE OF MARYLAND	Notary Public
My Commission Expires November 25, 2002

Commission Expires:

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY, that on this 30 day of September, 1999, before me, the undersigned Notary Public of the State of Maryland, personally appeared ROGER A. WAESCHE, JR., who acknowledged himself to be the Senior Vice President of Corporate Office Properties Trust, the general partner of Corporate Office Properties, L.P., which is the member of Airport Square IV, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained in the capacity described above.

AS WITNESS my hand and Notarial Seal.

ZARAE PITTS	/s/ZARAE PITTS
NOTARY PUBLIC STATE OF MARYLAND	Notary Public
My Commission Expires November 25, 2002

Commission Expires:

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY, that on this 30 day of September, 1999, before me, the undersigned Notary Public of the State of Maryland, personally appeared ROGER A. WAESCHE, JR., who acknowledged himself to be the Senior Vice President of Corporate Office Properties Trust, the general partner of Corporate Office Properties, L.P., which is the member of Airport Square V, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained in the capacity described above.

AS WITNESS my hand and Notarial Seal.

ZARAE PITTS	/s/ZARAE PITTS
NOTARY PUBLIC STATE OF MARYLAND	Notary Public
My Commission Expires November 25, 2002

Commission Expires:

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY, that on this 30 day of September, 1999, before me, the undersigned Notary Public of the State of Maryland, personally appeared ROGER A. WAESCHE, JR., who acknowledged himself to be the Senior Vice President of Corporate Office Properties Trust, the general partner of Corporate Office Properties, L.P., which is the member of Airport Square X, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained in the capacity described above.

AS WITNESS my hand and Notarial Seal.

ZARAE PITTS	/s/ZARAE PITTS
NOTARY PUBLIC STATE OF MARYLAND	Notary Public
My Commission Expires November 25, 2002

Commission Expires:

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY, that on this 30 day of September, 1999, before me, the undersigned Notary Public of the State of Maryland, personally appeared ROGER A. WAESCHE, JR., who acknowledged himself to be the Senior Vice President of Corporate Office Properties Trust, the general partner of Corporate Office Properties, L.P., which is the member of Airport Square XI, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained in the capacity described above.

AS WITNESS my hand and Notarial Seal.

ZARAE PITTS	/s/ZARAE PITTS
NOTARY PUBLIC STATE OF MARYLAND	Notary Public
My Commission Expires November 25, 2002

Commission Expires:

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY, that on this 30 day of September, 1999, before me, the undersigned Notary Public of the State of Maryland, personally appeared ROGER A. WAESCHE, JR., who acknowledged himself to be the Senior Vice President of Corporate Office Properties Trust, the general partner of Corporate Office Properties, L.P., which is the member of Airport Square XIII, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained in the capacity described above.

AS WITNESS my hand and Notarial Seal.

ZARAE PITTS	/s/ZARAE PITTS
NOTARY PUBLIC STATE OF MARYLAND	Notary Public
My Commission Expires November 25, 2002

Commission Expires:

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY, that on this 30 day of September, 1999, before me, the undersigned Notary Public of the State of Maryland, personally appeared ROGER A. WAESCHE, JR., who acknowledged himself to be the Senior Vice President of Corporate Office Properties Trust, the general partner of Corporate Office Properties, L.P., which is the member of Airport Square XIV, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained in the capacity described above.

AS WITNESS my hand and Notarial Seal.

ZARAE PITTS	/s/ZARAE PITTS
NOTARY PUBLIC STATE OF MARYLAND	Notary Public
My Commission Expires November 25, 2002

Commission Expires:

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY, that on this 30 day of September, 1999, before me, the undersigned Notary Public of the State of Maryland, personally appeared ROGER A. WAESCHE, JR., who acknowledged himself to be the Senior Vice President of Corporate Office Properties Trust, the general partner of Corporate Office Properties, L.P., which is the member of Airport Square XIX, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained in the capacity described above.

AS WITNESS my hand and Notarial Seal.

ZARAE PITTS	/s/ZARAE PITTS
NOTARY PUBLIC STATE OF MARYLAND	Notary Public
My Commission Expires November 25, 2002

Commission Expires:

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY, that on this 30 day of September, 1999, before me, the undersigned Notary Public of the State of Maryland, personally appeared ROGER A. WAESCHE, JR., who acknowledged himself to be the Senior Vice President of Corporate Office Properties Trust, the general partner of Corporate Office Properties, L.P., which is the member of Airport Square XX, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained in the capacity described above.

AS WITNESS my hand and Notarial Seal.

ZARAE PITTS	/s/ZARAE PITTS
NOTARY PUBLIC STATE OF MARYLAND	Notary Public
My Commission Expires November 25, 2002

Commission Expires:

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY, that on this 30 day of September, 1999, before me, the undersigned Notary Public of the State of Maryland, personally appeared ROGER A. WAESCHE, JR., who acknowledged himself to be the Senior Vice President of Corporate Office Properties Trust, the general partner of Corporate Office Properties, L.P., which is the member of Airport Square XXI, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained in the capacity described above.

AS WITNESS my hand and Notarial Seal.

ZARAE PITTS	/s/ZARAE PITTS
NOTARY PUBLIC STATE OF MARYLAND	Notary Public
My Commission Expires November 25, 2002

Commission Expires:

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY, that on this 30 day of September, 1999, before me, the undersigned Notary Public of the State of Maryland, personally appeared ROGER A. WAESCHE, JR., who acknowledged himself to be the Senior Vice President of Corporate Office Properties Trust, the general partner of Corporate Office Properties, L.P., which is the member of Tech Park I, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained in the capacity described above.

AS WITNESS my hand and Notarial Seal.

ZARAE PITTS	/s/ZARAE PITTS
NOTARY PUBLIC STATE OF MARYLAND	Notary Public
My Commission Expires November 25, 2002

Commission Expires:

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY, that on this 30 day of September, 1999, before me, the undersigned Notary Public of the State of Maryland, personally appeared ROGER A. WAESCHE, JR., who acknowledged himself to be the Senior Vice President of Corporate Office Properties Trust, the general partner of Corporate Office Properties, L.P., which is the member of Tech Park II, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained in the capacity described above.

AS WITNESS my hand and Notarial Seal.

ZARAE PITTS	/s/ZARAE PITTS
NOTARY PUBLIC STATE OF MARYLAND	Notary Public
My Commission Expires November 25, 2002

Commission Expires:

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY, that on this 30 day of September, 1999, before me, the undersigned Notary Public of the State of Maryland, personally appeared ROGER A. WAESCHE, JR., who acknowledged himself to be the Senior Vice President of Corporate Office Properties Trust, the general partner of Corporate Office Properties, L.P., which is the member of Tech Park IV, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained in the capacity described above.

AS WITNESS my hand and Notarial Seal.

ZARAE PITTS	/s/ZARAE PITTS
NOTARY PUBLIC STATE OF MARYLAND	Notary Public
My Commission Expires November 25, 2002

Commission Expires:

STATE OF NEW YORK	)
) To Wit:
CITY/COUNTY OF NEW YORK	)

I HEREBY CERTIFY that on this 24TH day of September, 1999, before me, the undersigned, a Notary Public of said State aforesaid, personally appeared WILLIAM H. GOEBEL, as Trustee under this Deed of Trust, and executed the same for the purposes contained therein by signing his name, as Trustee.

WITNESS my hand and Notarial Seal.

/S/JULIA A. HATHAWAY (SEAL)
Notary Public

My Commission Expires:	JULIA A. HATHAWAY
Notary Public in and for
the State of New York
Commission No. 01HA5075538
My Commission Expires: April 7, 2001

STATE OF NEW YORK	)
) To Wit:
CITY/COUNTY OF NEW YORK	)

I HEREBY CERTIFY that on this 24TH day of September, 1999, before me, the undersigned, a Notary Public of said State aforesaid, personally appeared MATTHEW T. MURPHY, as Trustee under this Deed of Trust, and executed the same for the purposes contained therein by signing his name, as Trustee.

WITNESS my hand and Notarial Seal.

/S/JULIA A. HATHAWAY (SEAL)
Notary Public

My Commission Expires:	JULIA A. HATHAWAY
Notary Public in and for
the State of New York
Commission No. 01HA5075538
My Commission Expires: April 7, 2001

STATE OF NEW YORK	)
) To Wit:
CITY/COUNTY OF NEW YORK	)

I HEREBY CERTIFY that on this 24TH day of September, 1999, before me, the undersigned, a Notary Public of said State aforesaid, personally appeared HALTON WEST, who acknowledged himself to be the ASSOCIATE DIRECTOR of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation, and that he as ASSOC. DIRECTOR, being authorized so to do, executed the same for the purposes contained therein in the capacity described above.

WITNESS my hand and Notarial Seal.

/S/JULIA A. HATHAWAY (SEAL)
Notary Public

My Commission Expires:	JULIA A. HATHAWAY
Notary Public in and for
the State of New York
Commission No. 01HA5075538
My Commission Expires: April 7, 2001

ATTORNEY CERTIFICATION

The undersigned, an attorney admitted to practice before the Court of Appeals of Maryland, hereby certifies that the within instrument was prepared by me or under my supervision.

/s/THERESA BURIAN SHEA
Theresa Burian Shea

Exhibit A

LEGAL DESCRIPTION

AS TO PARCEL 1:  The land referenced in this policy is described in said instrument, is situated in the County of Anne Arundel, State of Maryland, and is described as follows:

Parcel 1 (a):

BEING KNOWN AND DESINGATED as Lot I as shown on the Plat entitled “Resubdivision of Lot 1, Airport Square II”, recorded among the Land Records of Anne Arundel County as Plat No. 4397, Book 84, page 22.

SAVING AND EXCEPTING THEREFROM all that lot or parcel of ground described in Deed dated December 16, 1981 and recorded among the Land Records of Anne Arundel County in Liber 3469, folio 398 by and between Airport Square II Company and Anne Arundel County, Maryland.

Parcel 1 (b):

TOGETHER WITH rights of an easement for storm water management, in common with others, over the “Easement Area for Storm Water Management Pond”, as shown -on that certain Plat entitled “Resubdivision of Lot 1, Airport Square III”, recorded among the Land Records of Anne Arundel county as Plat No. 4397, Book 84, page 22.

Parcel 1(c):

TOGETHER WITH rights of an Easement from Airport Square II Company relating to use of the proposed bed for the extension of Elkridge Landing Road as shown on the aforesaid Plat entitled “Resubdivision of Lot 1, Airport Square II” such Easement being of even date herewith and recorded or to be recorded among the Land Records of Anne Arundel County.

RESERVING, HOWEVER, a fifteen foot wide utility easement for storm drainage as shown on that certain Survey Plat of Paul Lee Engineering, Inc. entitled “#.892 Elkridge Landing Road, 6.6501 Acre Parcel —.  Airport Square II” dated October 28, 1981, as revised through December 18, 1981, for the benefit of Lot 3, as Lot 3 is shown on that certain Plat entitled “Resubdivision of Lot 1, Airport Square II”, recorded among the Land Records aforesaid as Plat No. 4397, Book 84, page 22, the center line of such easement being 7.5 feet southeasterly from and parallel to the first line of the within description.

RESERVING ALSO, HOWEVER, all benefits and burdens of the 35 feet wide “Easement for Ingress & Egress, Lot 1”, across Lot 3 as shown on the aforesaid Plat entitled “Resubdivision of Lot 1, Airport Square II”.

Schedule 3 Cont’d

File No. 22200 - 99

AS TO PARCEL 2:  The land referenced in this policy is described in said instrument, is situated in the County of Anne Arundel, State of Maryland, and is described as follows:

Parcel 2(a):

BEING KNOWN AND DESIGNATED as Lot 1 as shown on the plat entitled, “Subdivision Plat of Airport Square IV”, which plat is recorded among the Land Records of Anne Arundel County in Liber 3536, folio 289.

Parcel 2(b):

TOGETHER WITH rights of the storm surface water drainage Easement Agreement for use in common with others dated June 28, 1984 and recorded among the Land Records of Anne Arundel County in Liber 3754, folio 470; and

Parcel 2(c):

TOGETHER WITH rights under an Easement Agreement for discharge of storm surface drainage water dated May 3, 1983 and recorded among the Land Records of Anne Arundel County in Liber 3581, folio 427 by and between Airport Square V Company, a Maryland general partnership and Airport Square V Company; and

Modification of Easement Agreement dated November 30, 1983 and recorded among the Land Records of Anne Arundel County in Liber 3667, folio 247 by and between Airport Square V Company and Airport Square IV Company.

Parcel 2(d):

TOGETHER WITH rights of storm water management easement as contained in Confirmation of Easement Agreement and Grant of Easement to Airport Square IX Company dated February 8, 1985 and recorded among the Land Records in Liber 3850, folio 477.

AS TO PARCEL 3:  The land referenced in this policy is described in said instrument, is situated in the County of Anne Arundel, State of Maryland, and is described as follows:

Parcel 3(a):

BEING KNOWN AND DESIGNATED as Lot No. 1 as shown on a Plat entitled “Airport Square Addition”, which Plat is recorded among the Land Records of Anne Arundel County in Plat Book No. 89, folio 19, and Lot No. 1R as shown on a Plat entitled “Resubdivision of Lot 1, Airport Square Addition”, which Plat is recorded among the Land Records of Anne Arundel County in Liber 4094, folio 705.

Schedule 3 Cont’d

File No. 22200 - 99

Parcel 3(b):

TOGETHER WITH rights of a drainage and utility easement pursuant to a Deed of Easement and Agreement dated September 29, 1983 and recorded among the Land Records of Anne Arundel County in Liber 3659, folio 742 by and between Joseph J. Hock, Inc. and Airport Square V Co., a Maryland general partnership; and

TOGETHER WITH rights of Drainage and Utility Easement pursuant to a Confirmation of Easement Agreement and Grant of Easement dated February 8, 1985 and recorded among the Land Records of Anne Arundel County in Liber 3850, folio 477; and Release of Portion of Easement dated October 2, 1985 and recorded among the Land Records of Anne Arundel County in Liber 4806, folio 269.

Parcel 3 (c):

TOGETHER WITH rights of storm surface water drainage pursuant to an Easement Agreement for use in common with others dated June 28, 1984 and recorded among the Land Records of Anne Arundel County in Liber 3754, folio 470; and

TOGETHER WITH rights of an easement pursuant to an Easement Agreement dated June 28, 1984 and recorded among the aforesaid Land Records in Liber 3754, folio 603.

Parcel 3(d):

TOGETHER WITH rights of storm water management easement as contained in Confirmation of Easement Agreement and Grant of Easement to Airport Square IX Company dated February 8, 1985 and recorded among the Land Records in Liber 3850, folio 477.

AS TO PARCEL 4:  The land referenced in this policy is described in said instrument, is situated in the County of Anne Arundel, State of Maryland, and is described as follows:

Parcel 4(a):

BEING KNOWN AND DESIGNATED as all of the same tract of land as Lot 10, as shown on Plat entitled “Lots 8, 9, & 10, Resubdivision Plat of Lot 2, Airport Square Addition, and recorded among the Land Records of Anne Arundel County, Maryland as Plat 4816, In Plat Book 92, Page 42.

Parcel 4(b):

TOGETHER WITH rights of storm surface water drainage pursuant to an Easement and Maintenance Agreement dated August 15, 1986 and recorded among the Land Records of Anne Arundel County in Liber 4469, folio 777.

Schedule 3 Cont’d

File No. 22200 - 99

AS TO PARCEL 5: The land referenced in this policy is described in said instrument, is situated in the County of Anne Arundel, State of Maryland, and is described as follows:

Parcel 5(a):

BEING KNOWN AND DESIGNATED as Lot 11, containing 5.24 acres, more or less, as shown on the Plat entitled “Amended Plat of Resubdivision of Airport Square Park & Airport Square Eleven”, which Plat is recorded among the Land Records of Anne Arundel County as Plat No. 5126, in Plat Book 99, page 1.

Parcel 5(b):

TOGETHER WITH rights of a 40’ Easement for Ingress and Egress to Lot “11”, as set forth on the aforesaid Plat.

Parcel 5(c):

TOGETHER WITH rights of drainage and utility easement pursuant to a Deed of Easement and Agreement dated September 29, 1983 by and between Joseph J. Hock, Inc. and Airport Square V Company as recorded among the Land Records of Anne Arundel County in Liber 3659, folio 742 and Confirmation of Easement Agreement dated February 8, 1985 between Airport Square VIII Company, Aetna Life Insurance Company, Airport Square IV Company, Airport Square V Company, D-H Land Holding Company and David E. Belcher and Donald L. Bradfield, Trustees, as recorded among the aforesaid Land Records in Liber 3850, folio 477, except, however, that portion of the fifteen foot (15ft) easement released by Release of Portion of Easement dated September 19, 1985, by and between Airport Square IV Company, Airport Square V Company, The Aetna Life Insurance Company, The Aetna Casualty and Surety Company, D-H Land Holding Company and David E. Belcher and Donald L., Bradfield, Trustees recorded or intended to be recorded among the Land Records of Anne Arundel County.

Parcel 5(d):

TOGETHER WITH rights of a Common Drive and Utility Easement pursuant to a Deed of Easement and Agreement dated November 4, 1983 by and between Joseph J. Hock, Inc. and D-H Land Holding Company as recorded among the Land Records of Anne Arundel County in Liber 3657, folio 96 as amended by Deed and Declaration by and between DH Land Holding Company and Airport Square III Company as recorded among the Land Records of Anne Arundel County in Liber 3754, folio 460 and Amendment to Deed and Declaration dated February 8, 1985 by and between D-H Land Holding Company, et al. as recorded among the Land Records of Anne Arundel County in Liber 3850, folio 475 and Confirmation of Easement Agreement dated February 8, 1985 by and between Airport Square VIII Company, et al. as recorded among the Land Records of Anne Arundel County in Liber 3850, folio 473.

Schedule 3 Cont’d

File No. 22200 - 99

AS TO PARCEL 6:  The land referenced in this policy is described in said instrument, is situated in the County of Anne Arundel, State of Maryland, and is described as follows:

Parcel 6(a):

Beginning for the same at a point at the intersection of the westerly right of way line of Nursery Road, varible width, and the 1st line of a dated June 7, 1984 and recorded among the Land Records of Anne Arundel County, Maryland in Liber 3742 at Folio 5691 thence leaving said right of way line and binding on said 1st line 1) North 74 degrees, 21 minutes, 07 seconds west 503.74 feet to the end 2) North 14 degrees 45 minutes 01 seconds east 311.45 feet to intersect the southerly right of way of Winterson Rod, varible width,: thence binding said right of way line 3) North 77 degrees 54 minutes 34 seconds west 248.19 feet; thence 4) North 73 degrees 12 minutes 37 seconds west 209.40 feet to the Fillet line between said southerly right of way line of winterson Road and the aforementioned right of way line of Nursery Road; Then binding on said line 5) North 28 degrees 12 minutes 37 seconds west 81.97 to said right of way line of Nursery Road; thence binding on said line 6) North 16 degrees 47 minutes 23 second east 263.58 to the point of beginning.

Containing 162224 square feet or 3.724 acres of land more or less.

Parcel 6(b):

TOGETHER WITH rights of Storm surface water drainage pursuant to Modification of Confirmation of Easement Agreement and Grant of Easement to Airport Square IX Company and Grant of Easement to Airport Square XIII Company dated October 17, 1985 and recorded among the Land Records of Anne Arundel County in Liber 4000, folio 76.

AS TO PARCEL 7: The land referenced in this policy is described in said instrument, is situated in the County of Anne Arundel, State of Maryland, and is described as follows:

Parcel 7(a):

BEING KNOWN AND DESIGNATED as Lot 14 as shown on the Plat entitled “Resubdivision

Schedule 3 Cont’d

File No. 22200 - 99

Plat of Lot 4 and Lot 7 of Revised Plat of Resubdivision Plat of a part of Plat 2, Section 2 &  Plat 1, Section 1, AIRPORT SQUARE TECHNOLOGY PARK”, which Plat is recorded among the Land Records of Anne Arundel County as Plat No. 5277, Book 102, folio 02.

SUBJECT TO a ten foot (10 ft) drainage and utility easement and to a fifteen foot (15’) drainage and utility easement as shown on said Plat 5277.

Parcel 7(b):

TOGETHER WITH rights of a 40’ Easement for Use in Common”, as shown on said Plat, the center line of which is the (14) South 17 degree 41 minute 00 second West 520.897 foot line of the parcel above described.

Parcel 7(c):

TOGETHER WITH rights for ingress and egress pursuant to an Easement Agreement dated July 18, 1986 by and between Airport Square XIV Company, The Aetna Casualty and Surety Company and David E. Belcher and Donald L. Bradfield, Trustees as recorded among the Land Records of Anne Arundel County in Liber 4449, folio 525.

Parcel 7(d):

TOGETHER WITH rights for vehicular and pedestrian ingress and egress pursuant to a Reciprocal Easement and Operating Agreement dated November 26, 1997 and recorded among the Land Records of Anne Arundel County in Liber 8196, folio 1 by and among Airport Square XIV Company, United Properties, Tari L. Flannery and Anna M. Marcellino, Trustees for The First National Bank of Maryland and Cindi E. Cohen and Martin J. Hutt, Trustees for Aetna Life Insurance Company.

AS TO PARCEL 8: The land referenced in this policy is described in said instrument, is situated in the County of Anne Arundel, State of Maryland, and is described as follows:

Parcel 8(a):

BEING KNOWN AND DESIGNATED as Lot 3R as shown on the Plat of the Resubdivision of Lots 1 and 3 of Part of Resubdivision Plat 2 of Section 1, AIRPORT SQUARE TECHNOLOGY PARK, which Plat is recorded among the Land Records of Anne Arundel County as Plat No. 5701, Plat Book 110, folio 26.

Schedule 3 Cont’d

File No. 22200 - 99

AS TO PARCEL 9: The land referenced in this policy is described in said instrument, is situated in the County of Anne Arundel, State of Maryland and is described as follows:

Parcel 9(a):

BEING KNOWN AND DESIGNATED as Lot 8A as shown on the Plat of Lot 8-A and 8-B Resubdivision of Plat 2 of Section 2, Lot 8, AIRPORT SQUARE TECHNOLOGY PARK, which Plat is recorded among the Land Records of Anne Arundel County in Plat Book 108, page 29.

Parcel 9(b):

TOGETHER WITH rights of a 40’ private access easement as shown on said Plat of Lot 8-A and 8-B Resubdivision of Plat 2 of Section 2, Lot 8, AIRPORT SQUARE TECHNOLOGY PARK, which Plat is recorded among the Land Records of Anne Arundel County in Plat Book 108, page 29.

Parcel 9(c):

TOGETHER WITH rights of vehicular and pedestrian ingress and egress pursuant to a Reciprocal Easement and Operating Agreement dated October 13, 1996 and recorded among the Land Records of Anne Arundel County in Liber 7674, folio 347 by and among Airport Square XX Company, et al. and Anne Arundel County, Maryland.

AS TO PARCEL 10:  The land referenced in this policy is described in said instrument, is situated in the County of Anne Arundel, State of Maryland, and is described as follows:

Parcel 10(a):

BEING Lot 2A, as shown on the Plat entitled “Revised Plat of Resubdivision Plat of a Part of Plat 2, Section 2 & Plat 1, Section 1, AIRPORT SQUARE TECHNOLOGY PARK”, which Plat is recorded among the Land Records of Anne Arundel County in Plat Book 100, folio 01 and “Resubdivision Plat 2 of Section 1, AIRPORT SQUARE TECHNOLOGY PARK”, which Plat is recorded among the Land Records of Anne Arundel County in Plat Book 98, folio 16.

Company assures the insured that there is legal access to International Drive.

AS TO PARCEL 11: The land referenced in this policy is described in said instrument, is situated in the County of Anne Arundel, State of Maryland and is described as follows:

Schedule 3 Cont’d

File No. 22200 - 99

Parcel 11(a):

BEING KNOWN AND DESIGNATED as Lot 2B as shown on the Plat entitled “Resubdivision Plat 2 of Section I AIRPORT SQUARE TECHNOLOGY PARK”, which Plat is recorded among the Land Records of Anne Arundel County as Plat No. 5091, Plat Book 98, folio 16.

AS TO PARCEL 12:  The land referenced in this policy is described in said instrument, is situated in the County of Anne Arundel, State of Maryland, and is described as follows:

Parcel 12(a):

BEING KNOWN AND DESIGNATED as Lot 1-A as laid out and shown on the Plat entitled “Lot 1-A, Industrial Subdivision Resubdivision Plat 2 of Section 1, Lot 1, AIRPORT SQUARE TECHNOLOGY PARK”, which Plat is recorded among the Land Records of Anne Arundel County in Plat Book 105, page 11, Plat Number 5436.

Parcel 12(b):

TOGETHER WITH rights of ingress and egress set forth in an Easement Agreement dated December 14, 1989 and recorded among the Land Records of Anne Arundel County in Liber 4990, folio 1 by and between United Properties, a Maryland general partnership and Tech. Park Building IV.

AS TO PARCEL 13: The land referenced in this policy is described in said instrument, is situated in the County of Anne Arundel, State of Maryland, and is described as follows:

Parcel 13(a):

BEING KNOWN AND DESIGNATED as Lot l-C as shown on Plat entitled “Airport Square Technology Park” which Plat is recorded among the Land Records of Anne Arundel County as Plat No. 6632 at Book 127, Page 8, containing 5.1057 acres of land more or less.

EXHIBIT B

DEFINITIONS

“ACCELERATION” is defined in Section 14.2(a)(i).

“ACCUMULATIONS” is defined in Section 2.1(xii).

“ACCUMULATIONS DEPOSITORY” is defined in Section 6.2(a).

“ADDITIONAL FUNDS” is defined in Section 7.4(v).

“ANNUAL FINANCIAL STATEMENT” is defined in Section 10.1(a).

“ASSESSMENTS” is defined as all assessments now or hereafter levied, assessed or imposed against the Property.

“ASSIGNMENT” is defined as the Assignment of Leases and Rents dated of even date with this Deed of Trust made by Grantor for the benefit of Lender.

“BANKRUPTCY CODE” means Title 11 of the United States Code.

“BORROWER” is defined in the Recitals.

“BUDGET” is defined in Section 10.2.

“BUSINESS DAYS” is defined as any day on which commercial banks are not authorized or required by Law to close in New York, New York.

“CASUALTY” is defined as damage to or destruction of the Property by fire or other casualty.

“CODE” is defined as the Internal Revenue Code of 1986 and the regulations promulgated thereunder.

“CONDEMNATION” is defined as the permanent or temporary taking of all or any portion of the Property, or any interest therein or right accruing thereto, by the exercise of the right of eminent domain (including any transfer in lieu of or in anticipation of the exercise of the right), inverse condemnation or any similar injury or damage to or decrease in the value of the Property, including severance and change in the grade of any streets

“CONDEMNATION AWARDS” is defined in Section 2.1(viii).

“CONDEMNATION PROCEEDING” is defined as a Proceeding that could result in a Condemnation.

“CPA” is defined as an independent certified public accountant satisfactory to Lender.

“DEBT” means the Principal, the Interest, the Late Charges, the prepayment Premiums, the Expenses, any additional advances made by Lender in connection with the Loan and all other amounts payable under the Loan Documents.

“DEBT SERVICE PAYMENTS” is defined as the monthly installments of principal and interest payable by Borrower to Lender as set forth in the Note.

“DEED OF TRUST” is defined as this Indemnity Deed of Trust, Assignment of Leases and Rents and Security Agreement.

“DESTRUCTION EVENT” is defined in Section 7.4.

“ENVIRONMENTAL ACTIVITY” is defined as any actual, suspected or threatened abatement, cleanup, disposal, generation, handling, manufacture, possession, release, remediation, removal, storage, transportation, treatment or use of any Hazardous Material. The actual, suspected or threatened presence of any Hazardous Material, or the actual, suspected or threatened noncompliance with any Environmental Laws, will be deemed Environmental Activity.

“ENVIRONMENTAL INDEMNITY” is defined as the Environmental Indemnity Agreement of even date with this Deed of Trust by Grantor and Borrower to Lender.

“ENVIRONMENTAL LAWS” is defined as all Laws pertaining to health, safety, protection of the environment, natural resources, conservation, wildlife, waste management, Environmental Activities and pollution.

“ENVIRONMENTAL REPORT” is defined as the three reports prepared by ENSR, dated August 1999, as amended.

“ERISA” is defined in Section 8.3(a).

“EVENT OF DEFAULT” is defined in Section 14.1.

“EXISTING MEMBER” is defined in Section 12.1(b).

“EXPENSES” is defined in Section 11.1(a).

“FINANCIAL BOOKS AND RECORDS” is defined as detailed accounts of the income and expenses of the Property and of Grantor and all other data, records and information that either are specifically referred to in the Article entitled “FINANCIAL REPORTING” or are necessary to the preparation of any of the statements, reports or certificates required under such Article and includes all supporting schedules prepared or used by the CPA in auditing the Annual Financial Statement or in issuing its opinion.

“FINANCING DOCUMENTS” is defined as the Guaranty, this Deed of Trust, the Assignment and all documents now or hereafter executed by Grantor or held by Lender or Trustees relating to the

Guaranty, including all amendments.

“FISCAL YEAR” is defined as any calendar year or partial calendar year during the Term.

“FIXTURES AND PERSONAL PROPERTY” is defined in Section 2.1(iv).

“GOVERNMENT” is defined as any federal, state or municipal governmental or quasi-governmental authority including executive, legislative or judicial branch, division and any subdivision or agency of any of them and any entity to which any of them has delegated authority.

“GRANTOR” is defined in the introductory paragraph.

“GUARANTY” is defined in the introductory paragraph.

“HAZARDOUS MATERIALS” is defined as any by-product, chemical, compound, contaminant, pollutant, product, substance, waste or other material (i) that is hazardous or toxic or (ii) the abatement, cleanup, discharge, disposal, emission, exposure to, generation, handling, manufacture, possession, presence, release, removal, remediation, storage, transportation, treatment or use of which is controlled, prohibited or regulated by any Environmental Laws, including asbestos, petroleum and petroleum products and polychlorinated biphenyls.

“IMPOSITION PENALTY DATE” is defined in Section 6.1(a).

“IMPOSITIONS” is defined as all Taxes, Assessments, ground rent, if any, water and sewer rents, fees and charges, levies, permit, inspection and license fees and other dues, charges or impositions, including all charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, maintenance and similar charges and charges for utility services, in each instance whether now or in the future, directly or indirectly, levied, assessed or imposed on the Property or Grantor and whether levied, assessed or imposed as excise, privilege or property taxes.

“IMPROVEMENTS” is defined in Section 2.1(ii).

“INSURANCE PREMIUMS” is defined as all present and future premiums and other charges due and payable on policies of fire, rental value and other insurance covering the Property and required pursuant to the provisions of this Deed of Trust.

“INSURANCE PROCEEDS” is defined in Section 2.1(ix).

“INSURERS” is defined in Section 7.1(c).

“INSTITUTIONAL INVESTOR” is defined as any bank, savings institution, charitable foundation, insurance company, real estate investment trust, pension fund or investment advisor registered under the Investment Advisors Act of 1940, as amended, and acting as trustee or agent.

“LAND” is defined in the Recitals.

“LATE CHARGE” is defined in the Note.

“LAW” is defined as all present and future codes, constitutions, cases, opinions, rules, manuals, regulations, determinations, laws, orders, ordinances, requirements and statutes, as amended, of any Government that affect or that may be interpreted to affect the Property, Grantor or the Loan, including amendments and all guidance documents and publications promulgated thereunder.

“LEASES” is defined as all present and future leases, subleases, licenses and other agreements for the use and occupancy of the Land and Improvements, any related guarantees and including any use and occupancy arrangements created pursuant to Section 365 (h) of the Bankruptcy Code or otherwise in connection with the commencement or continuation of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar Proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupant of the Land and Improvements.

“LENDER” is defined in the introductory paragraph.

“LOAN” is defined in the Recitals.

“LOAN DOCUMENTS” means the Note, the Pledge and Security Agreement, and the Financing Documents.

“MATERIAL ENVIRONMENTAL CONTAMINATION” is defined as contamination of the Property with Hazardous Materials (i) that constitutes a violation of one or more Environmental Laws; (ii) for which there is a significant possibility that remediation will be required under Environmental Laws; (iii) that results in a material risk of liability or expense to Lender; or (iv) that diminishes the value of the Property.

“MATURITY DATE” is defined in the Recitals.

“MAXIMUM INTEREST RATE” is defined as the maximum rate of interest, if any, permitted by Law as of the date of this Deed of Trust to be charged with respect to the Loan.

“NOTE” is defined in the Recitals.

“NOTE PAYMENTS” is defined in the Note.

“NOTICES” is defined in Section 17.1.

“OBLIGATIONS” is defined in the Recitals.

“PERMITTED EXCEPTIONS” is defined as the matters shown in Schedule B, Part 1 and 2 of the title insurance policy insuring the lien of this Deed of Trust.

“PERMITTED TRANSFERS” is defined in Section 12.2.

“PERMITTED USE” is defined as use as a first-class commercial office building consistent in character, size and age of similar buildings in the Baltimore-Washington, D.C. suburban area, and uses incidentally and directly related to such use.

“PLEDGE AND SECURITY AGREEMENT” is defined in Section 6.2.

“POLICIES” is defined in Section 7.1(b).

“PREPAYMENT PREMIUM” is defined in the Note.

“PRINCIPAL” is defined in the Recitals.

“PROCEEDING” is defined as a pending or threatened action, claim or litigation before a legal, equitable or administrative tribunal having proper jurisdiction.

“PROCEEDS” is defined in Section 7.2(c).

“PROPERTY” is defined in Section 2.1.

“PROPERTY DOCUMENTS” is defined in Section 2.1(v).

“RECEIVER” is defined as a receiver, custodian, trustee, liquidator or conservator of the Property.

“REMEDIES” is defined in Section 14.2(a).

“RENTS” is defined as all rents, prepaid rents, percentage, participation or contingent rents, issues, profits, proceeds, revenues and other consideration accruing under the Leases or otherwise derived from the use and occupancy of the Land or the Improvements, including tenant contributions to expenses, security deposits, royalties and contingent rent, if any, all other fees or payments paid to or for the benefit of Grantor and any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupant of the Land or the Improvements and all claims as a creditor in connection with any of the foregoing.

“RESTORATION” is defined as the restoration of the Property after a Destruction Event as nearly as possible to its condition immediately prior to the Destruction Event, in accordance with the plans and specifications, in a first-class workmanlike manner using materials substantially equivalent in quality and character to those used for the original improvements, in accordance with Law and free and clear of all liens, encumbrances or other charges other than this Deed of Trust and the Permitted Exceptions.

“RESTORATION COMPLETION DATE” is defined in Section 7.4(viii).

“RESTORATION FUNDS” is defined in Section 7.5(b).

“TAXES” is defined as all present and future real estate taxes levied, assessed or imposed against the Property.

“TERM” is defined as the scheduled term of this Deed of Trust commencing on the date Lender makes the first disbursement of the Loan and terminating on the Maturity Date.

“TRANSFER” is defined in Section 12.1(a).

“UNIFORM COMMERCIAL CODE” is defined as the Uniform Commercial Code in effect in the jurisdiction where the Land is located.

EXHIBIT C

RULES OF CONSTRUCTION

(a) References in any Financing Document to numbered Articles or Sections are references to the Articles and Sections of that Financing Document. References in any Financing Document to lettered Exhibits are references to the Exhibits attached to that Financing Document, all of which are incorporated in and constitute a part of that Financing Document. Article, Section and Exhibit captions used in any Financing Document are for reference only and do not describe or limit the substance, scope or intent of that Financing Document or the individual Articles, Sections or Exhibits of that Financing Document.

(b) The terms “include”, “including” and similar terms are construed as if followed by the phrase “without limitation”.

(c) The terms “Land”, “Improvements”, “Fixtures and Personal Property”, “Condemnation Awards”, “Insurance Proceeds” and “Property” are construed as if followed by the phrase “or any part thereof”.

(d) Any agreement by or duty imposed on Grantor or Borrower in any Financing Document to perform any obligation or to refrain from any act or omission constitutes a covenant running with the ownership or occupancy of the Land and the Improvements, which will bind all parties hereto and their respective successors and assigns, and all lessees, subtenants and assigns of same, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of the Note and this Deed of Trust and includes a covenant by Grantor and Borrower to cause its partners, members, principals, agents, representatives and employees to perform the obligation or to refrain from the act or omission in accordance with the Financing Documents. Any statement or disclosure contained in any Financing Document about facts or circumstances relating to the Property, Grantor or Borrower or the Loan constitutes a representation and warranty by Grantor and Borrower made as of the date of the Financing Document in which the statement or disclosure is contained.

(e) The term “to Grantor’s knowledge” is construed as meaning to the best of Grantor’s knowledge after diligent inquiry.

(f) The singular of any word includes the plural and the plural includes the singular. The use of any gender includes all genders.

(g) The terms “person”, “party” and “entity” include natural persons, firms, partnerships, limited liability companies and partnerships, corporations and any other public or private legal entity.

(h) The term “provisions” includes terms, covenants, conditions, agreements and requirements.

(i) The term “amend” includes modify, supplement, renew, extend, replace or substitute and the term “amendment” includes modification, supplement, renewal, extension, replacement and substitution.

(j) Reference to any specific Law or to any document or agreement, including the Note, this Deed of Trust, any of the other Financing Documents, the Leases and Property Documents includes any future amendments to the Law, document or agreement, as the case may be.

(k) No inference in favor of or against a party with respect to any provision in any Financing Document may be drawn from the fact that the party drafted the Financing Document.

(l) The term “certificate” means the sworn, notarized statement of the entity giving the certificate, made by a duly authorized person satisfactory to Lender affirming the truth and accuracy of every statement in the certificate. Any document that is “certified” means the document has been appended to a certificate of the entity certifying the document that affirms the truth and accuracy of everything in the document being certified. In all instances the entity issuing a certificate must be satisfactory to Lender.

(m) Any appointment of Lender as Grantor’s attorney-in-fact is irrevocable and coupled with an interest. Lender may appoint a substitute attorney-in-fact. Grantor ratifies all actions taken by the attorney-in-fact but, nevertheless, if Lender requests, Grantor will specifically ratify any action taken by the attorney-in-fact by executing and delivering to the attorney-in-fact or to any entity designated by the attorney-in-fact all documents necessary to effect the ratification.

(n) Any document, instrument or agreement to be delivered by Grantor will be in form and content satisfactory to Lender.

(o) All obligations, rights, remedies and waivers contained in the Note or the Financing Documents will be construed as being limited only to the extent required to be enforceable under the Law.

(p) The unmodified word “days” means calendar days.

Exhibit D

AS TO PARCEL I ONLY

1.                                      Subject to setback lines, easements, reservations, open spaces, conditions, widening strips, restrictions and/or other matters affecting said lot as contained on the Plat entitled, “Resubdivision of Lot 1, Airport Square II,” which plat is recorded among the Land Records of Anne Arundel County as Plat No. 4397, Plat Book 84, folio 22 as referred to in Item No. 5 of Schedule A of the title proforma.

2.                                      Subject to maintenance of Easement Area for Storm Water Management Pond as contained in Maintenance Agreement by and between Airport Square II Company and Airport Square II Company recorded among the aforesaid Land Records in Liber 3462, folio 881, as modified by a Restated Maintenance Agreement dated September 1, 1982 and recorded in Liber 3515, folio 193.

3.                                      Subject to utility easements and inspections contained in Right of Way Agreement by and between Airport Square II Company and Baltimore Gas and Electric Company dated October 28, 1981 and recorded among the aforesaid Land Records in Liber 3467, folio 685.

4.                                      Subject to utility easements and inspections contained in Deed of Easement and Agreement by and between Airport Square II Company, et al. and D-H Land Holding Company dated September 1, 1982 and recorded among the aforesaid Land Records in Liber 3515, folio 175.

5.                                      Subject to Storm Water Management inspections and maintenance account contained in Agreement by and between Anne Arundel County, Maryland and Airport Square II Company recorded among the aforesaid Land Records in Liber 3505, folio 818.

6.                                      Subject to Fire Hydrant purchase, inspection, maintenance, annual charges and repair costs contained in Agreement by and between Airport Square Company and Anne Arundel County, Maryland dated May 5, 1982 and recorded among the aforesaid Land Records in Liber 3492, folio 483.

7.                                      Subject to drainage and utility easements contained in Deed dated December 16, 1981 from Airport Square II Company and Anne Arundel County, Maryland and recorded among the aforesaid Land Records in WGL No. Liber 3469, folio 398.

8.                                      Subject to discharge of storm surface drainage water contained in Easement Agreement dated June 28, 1984 by and between Airport Square II Company II, et al. and Airport Square VII Company, et al. as recorded among the aforesaid Land Records in Liber 3754, folio 603.

9.                                      Subject to use in common and expenses for maintenance as contained in Amended and Restated Maintenance Agreement dated June 28, 1984 by and between The

Aetna Casualty and Surety Company, et al. as recorded among the aforesaid Land Records in Liber 3754, folio 614.

10.                               Subject to pedestrian and vehicular ingress and egress and expenses contained in an Easement and Maintenance Agreement dated October 18, 1989 by and between Airport Square II Company, The Aetna Casualty and Surety Company, Winterson Properties Company and David E. Belcher and Donald L. Bradfield, II, Trustees as recorded among the aforesaid Land Records in Liber 5078, folio 861.

AS TO PARCEL II ONLY

1.                                      Subject to setback lines, easements, reservations, open spaces, conditions, widening strips, restrictions and/or other matters affecting said lot as contained on the Plat entitled, “Subdivision Plat, Airport Square IV, Elkridge Landing Road,” which plat is recorded among the Land Records of Anne Arundel County, Maryland as Plat Book 3536, folio 289 as referred to in Item No. 5 of Schedule A of the title proforma.

2.                                      Subject to utility easements contained in Deed of Easement and Agreement dated September 6, 1985 and recorded among the aforesaid Land Records in Liber 3957, folio 216 by and between Airport Square IV Company and Anne Arundel County, Maryland.

3.                                      Subject to utility easements and inspections contained in Deed dated March 28, 1983 and recorded among the aforesaid Land Records in Liber 3571, folio 611 by and between Airport Square IV Company and The Chesapeake and Potomac Telephone Company of Maryland.

4.                                      Subject to maintenance and expenses contained in Maintenance Agreement dated October 17, 1985 and recorded among the aforesaid Land Records in Liber 4000, folio 065 by Airport Square IV Company.

AS TO PARCEL III ONLY

1.                                      Subject to setback lines, easements, reservations, open spaces, conditions, widening strips, restrictions and/or other matters affecting said lot as contained on the Plat entitled, “Resubdivision of Lot 1, Airport Square Addition,” which plat is recorded among the Land Records of Anne Arundel County, Maryland as Plat Book 4094, folio 705 as referred to in Item No. 5 of Schedule A of the title proforma.

2.                                      Subject to modification and confirmation of storm water drainage easement contained in Modification of Confirmation of Easement Agreement and Grant of Easement to Airport Square IX Company and Grant of Easement to Airport Square XIII dated October 17, 1985 and recorded among the aforesaid Land Records in Liber 4000, folio 76.

3.                                    Subject to storm surface drainage easement contained in Easement Agreement dated May 3, 1983 and recorded among the aforesaid Land Records in Liber 3581, folio 427 by and between Airport Square V Company, a Maryland general partnership and Airport Square IV Company, a Maryland general partnership as amended by Modification of Easement Agreement dated November 30, 1983 and recorded among the aforesaid Land Records in Liber 3667, folio 247.

4.                                    Subject to maintenance and expenses as contained in Maintenance Agreement dated June 3, 1984 and recorded among the aforesaid Land Records in Liber 3754, folio 475.

5.                                    Subject to maintenance and expenses as contained in Maintenance Agreement dated October 17, 1985 and recorded among the aforesaid Land Records in Liber 4000, folio 065 by Airport Square IV Company.

AS TO PARCEL IV ONLY

1.                                      Subject to utility easements and inspections contained in Agreements to Consolidated Gas Electric Light and Power Company recorded among the Land Records of Anne Arundel County as follows:

(a)                                 dated April 3, 1940 and recorded in Liber JHH No. 216, folio 439.

2.                                      Subject to drainage and utility easement contained in Deed dated December 16, 1981 by and between Airport Square II Company and Anne Arundel County, Maryland as recorded among the aforesaid Land Records in Liber 3469, folio 398.

3.                                      Subject to creation, use and maintenance of storm drainage facilities contained in Deed dated August 17,1982 by and between Airport Square III Company 1984 and Anne Arundel County, Maryland as recorded among the aforesaid Land Records in Liber 3515, folio 63.

4.                                      Subject to maintenance of easement area for storm water management pond as contained in Restated Maintenance Agreement dated September 1, 1982 by Airport Square II Company and Airport Square III Company as recorded among aforesaid Land Records in Liber 3515, folio 193.

5.                                      Subject to utility easements granted to The Chesapeake and Potomac Telephone Company of Maryland by virtue of Deeds recorded among the aforesaid Land Records as follows:

(a)                                 dated November 10, 1982 and recorded in Liber 3534, folio 313; and

(b)                                 dated March 28, 1983 and recorded in Liber 3571, folio 604.

6.                                      Subject to fire hydrant maintenance and charges contained in Maintenance Agreement M-117 dated January 10, 1985 by and between DH Land Holding Company and Anne Arundel County, Maryland as recorded among the aforesaid Land Records in Liber 3848, folio 566.

7.                                      Subject to utility easement contained in Deed of Easement dated February 2, 1982 by and between Airport Square II Company and The Chesapeake and Potomac Telephone Company of Maryland as recorded among aforesaid Land Records in Liber 3481, folio 591.

8.                                      Subject to utility easement contained in Deed of Easement and Agreement dated March 4, 1985 by and between Airport Square X Company and Anne Arundel County, Maryland as recorded among aforesaid Land Records in Liber 3863, folio 89.

8.                                      Subject to drainage and utility easement contained in Easement and Maintenance Agreement dated August 15, 1986 by and between Airport Square X Company and recorded among aforesaid Land Records in Liber 4469, folio 777.

AS TO PARCEL V ONLY

1.                                      Subject to setback lines, easements, reservations, open spaces, conditions, widening strips, restrictions and/or other matters affecting said lot as contained on the Plat entitled, “Resubdivision Plat of Airport Square Park & Airport Square Eleven,” which Plat is recorded among the Land Records of Anne Arundel County as Plat No. 5126, Plat Book 99, folio 1.

2.                                      Subject to utility easements as contained in an Agreement dated April 3, 1940 and recorded among the aforesaid Land Records in Liber JHH No. 216, folio 439, to Consolidated Gas Electric Light and Power Company of Baltimore.

3.                                      Subject to covenants and conditions contained in a Deed and Declaration dated June 25, 1984 by and between D-H Land Holding Company and Airport Square II Company recorded among the aforesaid Land Records in Liber 3754, folio 460, as amended by Amendment to Deed and Declaration dated February 8, 1985 by and between D-H Land Holding Company, et al. as recorded among aforesaid Land Records in Liber 3850, folio 464.

4.                                      Subject to utility easements as contained in Deed of Easement and Agreement dated September 29, 1983 by and between Joseph J. Hock, Inc., and Airport Square V Company as recorded among aforesaid Land Records in Liber 3659, folio 742; Easement Agreement dated June 28, 1984 by and between Airport Square III Company, et al. as recorded among the aforesaid Land Records in Liber 3754, folio 470, as amended by Confirmation of Easement Agreement and Grant of Easement dated February 8, 1985 as recorded among the aforesaid Land Records in Liber 3850, folio 477. Subject to maintenance and expenses as contained in Maintenance Agreement dated October 17,

1985 and recorded among the aforesaid Land Records in Liber 4000, folio 65 by and between Airport Square IV Company, et al. and D-H Land Holding Company.

5.                                      Subject to maintenance and expenses as contained in Maintenance Agreement dated June 28, 1984 by and between Airport Square III Company, D-H Land Holding Company, Airport Square IV Company and Airport Square V Company as recorded among aforesaid Land Records in Liber 3754, folio 475; as amended by Confirmation of Maintenance Responsibilities dated September 19, 1985 and recorded as aforesaid in Liber 3955, folio 347.

6.                                      Subject to fire hydrant installation and charges as contained in Agreement dated January 10, 1985 by and between D-H Land Holding Company and Anne Arundel County, Maryland as recorded among the aforesaid Land Records in Liber 3850, folio 792.

7.                                      Subject to modification and confirmation of storm water drainage easements as contained in Modification of Confirmation of Easement Agreement and Grant of Easement to Airport Square IX Company and Grant of Easements to Airport Square XIII Company dated October 17, 1985 and recorded among the Land Records of Anne Arundel County in Liber 4000, folio 76.

8.                                      Subject to installation and maintenance of easements as contained in Easement Agreement dated May 31, 1989, and recorded among the Land Records of Anne Arundel County in Liber 4861, folio 807 by and between D-H Land Holding Company, Aetna Life Insurance Company and Hardee’s Food Systems, Inc.

AS TO PARCEL VI ONLY

1.                                      Subject to utility easements contained in agreement with Consolidated Gas Electric Light and Power Company of Baltimore contained in Agreements recorded among the Land Records of Anne Arundel County as follows:

(a)                                 dated April 3, 1940 and recorded in JHH No. Liber 216, folio 439.

2.                                      Subject to maintenance and expenses contained in Maintenance Agreement dated October 17, 1985 and recorded among the aforesaid Land Records in Liber 4000, folio 065 by Airport Square IV Company, et al.

3.                                      Subject to utility easement contained in Deed of Easement and Agreement dated September 6, 1985 and recorded among the aforesaid Land Records in Liber 3957, folio 211, by and between Airport Square XIII Company, The First National Bank of Maryland and Anne Arundel County.

4.                                      Subject to utilities contained in Utility Agreement dated September 6, 1985 and recorded among the aforesaid Land Records in Liber 3957, folio 222, by and between

Airport Square XIII Company and Anne Arundel County, Maryland. See also Utility Agreement No. UA85063(X) dated August 28, 1985 and recorded among the Land Records of Anne Arundel County in Liber 3957, folio 228 and Bond No. 992 85 39 recorded among the Land Records of Anne Arundel County in Liber 3957, folio 231.

5.                                      Subject to drainage and utility easement contained in Deed dated March 3, 1986 and recorded among the aforesaid Land Records in Liber 4051, folio 336 from Airport Square XIII Company to Anne Arundel County, Maryland.

AS TO PARCEL VII ONLY

1.                                      Subject to utility easements to Chesapeake and Potomac Telephone Company of Baltimore City as contained in an Agreement recorded December 30,1907 among the Land Records of Anne Arundel County in Liber GW No. 55, folio 421.

2.                                      Subject to utility easements to Consolidated Gas Electric Light and Power Company of Baltimore by virtue of an Agreement dated February 27, 1940 and recorded among the aforesaid Land Records in Liber JHH No. 215, folio 91.

3.                                      Subject to utility easements to Baltimore Gas and Electric Company as contained in an Agreement dated November 25, 1985 and recorded among the aforesaid Land Records in Liber 4018, folio 181.

4.                                      Subject to utility easements to Baltimore Gas and Electric Company as contained in an Agreement dated February 7, 1986 and recorded among the aforesaid Land Records in Liber 4025, folio 324.

5.                                      Subject to quality standards and site criteria restriction contained in Declaration of Uses and Restrictions dated January 23, 1986 by and between United Properties, et al., as recorded among the aforesaid Land Records in Liber 4016, folio 676.

6.                                      Subject to setback lines, easements, reservations, open spaces, conditions, widening strips, restrictions and/or other matters affecting said lot as contained on the Plat entitled, “Resubdivision of Lot 4 & Lot 7 of Revised Plat of Resubdivision Plat of A, Part of Plat 2, Section 2, & Plat 1, Section 1, Airport Square Technology Park,” which plat is recorded among the Land Records of Anne Arundel County, Maryland as plat No. 5277, Plat Book 102, folio 2 as referred to in Item No. 5 of Schedule A of the title proforma.

7.                                      Subject to subdivision agreement contained in a Subdivision Agreement dated December 26, 1984 by and between United Properties and Anne Arundel County, Maryland as recorded among the Land Records of Anne Arundel County in Liber 3834, folio 744.

7.                                      Subject to subdivision agreement contained in a Subdivision Agreement dated October 4, 1985 by and between United Properties and Anne Arundel County, Maryland as recorded among the Land Records of Anne Arundel County in Liber 3959, folio 783.

8.                                      Subject to access easement and maintenance contained in an Access Easement and Maintenance Agreement dated July 18, 1986 and recorded among the Land Records of Anne Arundel County in Liber 4449, folio 525.

9.                                      Subject to water and sewer facilities as contained in an Agreement Number UA85094X dated November 8,1985 by and between United Properties and Anne Arundel County, Maryland, as recorded among the Land Records of Anne Arundel County in Liber 3982, folio 726.

10.                               Subject to utility easement installation, maintenance and expenses contained in a Deed, Easement and Agreement dated September 20, 1990, and recorded among the Land Records of Anne Arundel County in Liber 5178, folio 806 by and between Airport Square XIV, et al. and Anne Arundel County, Maryland.

11.                               Subject to drainage and utility easements as contained in Deed dated June 26, 1986 by and between United Properties, et al. and Anne Arundel County, Maryland as recorded among the aforesaid Land Records in Liber 4106, folio 331.

12.                               Subject to easement and maintenance as contained in Reciprocal Easement and Operating Agreement dated November 26, 1997, and recorded among the Land Records of Anne Arundel County in Liber 8196, folio 01.

AS TO PARCEL VIII ONLY

1.                                      Subject to utility easements contained in The Chesapeake and Potomac Telephone Company of Baltimore City as contained in an Agreement recorded September 12, 1907 among the Land Records of Anne Arundel County in Liber 55, folio 421.

2.                                      Subject to utility easements contained in Baltimore Gas and Electric Company by virtue of an Agreement dated November 25, 1985 and recorded among the aforesaid Land Records in Liber 4018, folio 181.

3.                                      Subject to installation of public utilities as contained in Deed of Easement and Agreement dated December 10, 1987 and recorded among the Land Records of Anne Arundel County in Liber 4525, folio 103 between United Properties, a Maryland general partnership and Anne Arundel County, Maryland.

4.                                      Subject to quality standard and site criteria restrictions contained in Declaration of Uses and Restrictions dated January 23, 1986 and recorded among the aforesaid Land Records in Liber 4016, folio 676 by and between United Properties, a Maryland general partnership, et al., and The First National Bank of Maryland.

5.                                      Subject to drainage and utility easements contained in Deed dated June 26, 1986 and recorded among the aforesaid Land Records in Liber 4106, folio 331 by and between United Properties, a Maryland general partnership, et al. and Anne Arundel County, Maryland.

6.                                      Subject to setback lines, easements, reservations, open spaces, conditions, widening strips, restrictions and/or other matters affecting said lot as contained on that Plat entitled, “Lot 1-B and Lot 3-R, Resubdivision of Lots 1 & 3 of Part of Resubdivision Plat 2 of Section 1, Airport Square Technology Park,” which plat is recorded among the Land Records of Anne Arundel County, Maryland as plat No. 5701, Plat Book 110, folio 26 as referred to in Item No. 5 of Schedule A of the title proforma.

7.                                      Subject to utility easements to Baltimore Gas and Electric Company as contained in a Right of Way Agreement dated January 23, 1989 and recorded among the aforesaid Land Records in Liber 4808, folio 388 from Airport Square XIX Company.

AS TO PARCEL IX ONLY

1.                                      Subject to setback lines, easements, reservations, open spaces, conditions, widening strips, restrictions and/or other matters affecting said lot as contained on the Plat entitled, “Lot 8-A and 8-B, Industrial Subdivision, Resubdivision Plat 2 of Section 2, Lot 8,” which plat is recorded among the Land Records of Anne Arundel County as Plat No. 5604, Plat Book 108, folio 29 as referred to in Item No. 5 of Schedule A of the title proforma.

2.                                      Subject to quality standards and site criteria restrictions as contained in Declaration of Uses and Restrictions dated January 23, 1986 by and between United Properties, et al., and The First National Bank of Maryland recorded among the aforesaid Land Records in Liber 4016, folio 676.

3.                                      Subject to utility easement contained in Deed of Easement and Agreement dated August 12, 1987 and recorded among the aforesaid Land Records in Liber 4438, folio 758 by and between United Properties Company, a Maryland general partnership and Anne Arundel County, Maryland.

4.                                      Subject to utility easements to Baltimore Gas and Electric Company contained in an Agreement dated November 25, 1985 and recorded among the aforesaid Land Records in Liber 4018, folio 181.

5.                                      Subject to private access easement area maintenance as contained in Maintenance Agreement dated July 15, 1988 and recorded among the aforesaid Land Records in Liber 4649, folio 823 by and between Airport Square XX Company, a Maryland general partnership and Marriott Corporation, a Delaware corporation.

6.                                      Subject to private access easement benefiting Parcel 8, and non-compliance by owner of Parcel 9 as contained in Reciprocal Easement and Operating Agreement dated October 13, 1996 and recorded among the aforesaid Land Records in Liber 7674, folio 347.

AS TO PARCEL X ONLY

1.                                      Subject to utility easements contained in The Chesapeake and Potomac Telephone Company of Baltimore City contained in an Agreement dated September 12, 1907 and recorded among the Land Records of Anne Arundel County in Liber 55, folio 421.

2.                                      Subject to utility easements contained in The Consolidated Gas Electric Light and Power Company of Baltimore contained in an Agreement dated February 27, 1940 and recorded among the Land Records of Anne Arundel County in Liber 215, folio 91.

3.                                      Subject to utility easements contained in Baltimore Gas and Electric Company by virtue of an Agreement dated November 25, 1985 and recorded among the Land Records of Anne Arundel County in Liber 4018, folio 181.

4.                                      Subject to utility easements contained in Baltimore Gas and Electric Company by virtue of an Agreement dated February 7, 1986 and recorded among the Land Records of Anne Arundel County in Liber 4025, folio 324.

5.                                      Subject to quality standards and site criteria restrictions contained in Declaration of Uses and Restrictions dated January 23, 1986 by and between United Properties, et al., as recorded among the aforesaid Land Records in Liber 4016, folio 676.

6.                                      Subject to setback lines, easements, reservations, open spaces, conditions, widening strips, restrictions and/or other matters affecting said lot as contained on the Plat entitled, “Resubdivision Plat 2 of Section 1, Airport Square Technology Park,” which plat is recorded among the Land Records of Anne Arundel County, Maryland as plat No. 5091, Plat Book 98, folio 16 as referred to in Item No. 5 of Schedule A of the title proforma.

7.                                      Subject to ingress /egress by owner of Parcel XI, and non-compliance by owner of Parcel X easement as contained in Easement Agreement dated July 18, 1986 by and between Tech Park Building I, a Maryland general partnership, Tech Park Building II, a Maryland general partnership and David E. Belcher and Donald L. Bradfield, II, Trustees and Aetna Life Insurance Company as recorded among the aforesaid Land Records in Liber 4422, folio 464.

AS TO PARCEL XI ONLY

1.                                      Subject to utility easements contained in The Chesapeake and Potomac Telephone Company of Baltimore City by virtue of an Agreement dated September 12, 1907 and recorded among the Land Records of Anne Arundel County in Liber 55, folio 421.

2.                                      Subject to utility easements contained in Consolidated Gas Electric Light and Power Company by virtue of an Agreement dated February 27, 1940 and recorded among the Land Records of Anne Arundel County in Liber 215, folio 91.

3.                                      Subject to utility easements contained in Baltimore Gas and Electric Company by virtue of an Agreement dated November 25,1985and recorded among the Land Records of Anne Arundel County in Liber 4018, folio 181.

4.                                      Subject to utility easements contained in Baltimore Gas and Electric Company by virtue of an Agreement dated February 7, 1986 and recorded among the Land Records of Anne Arundel County in Liber 4025, folio 324.

5.                                      Subject to quality standards and site criteria contained in Declaration of Uses and Restrictions dated January 23, 1986 by and between United Properties, et al., as recorded among the aforesaid Land Records in Liber 4016, folio 676.

6.                                      Subject to setback lines, easements, reservations, open spaces, conditions, widening strips, restrictions and/or other matters affecting said lot as contained on the Plat entitled, “Resubdivision Plat 2 of Section 1, Airport Square Technology Park,” which plat is recorded among the Land Records of Anne Arundel County, Maryland as plat No. 5091, Plat Book 98, folio 16 as referred to in Item No. 5 of Schedule A of the title proforma.

7.                                      Subject to ingress /egress by owner of Parcel X, and non-compliance by owner of Parcel XI, easement as contained in Easement Agreement dated July 18, 1986 by and between Tech Park Building I, a Maryland general partnership, Tech Park Building II, a Maryland general partnership and David E. Belcher and Donald L. Bradfield, II, Trustees and Aetna Life Insurance Company as recorded among the aforesaid Land Records in Liber 4422, folio 464.

AS TO PARCEL XII ONLY

1.                                      Subject to setback lines, easements, reservations, open spaces, conditions, widening strips, restrictions and/or other matters affecting said lot as contained on the Plat entitled, “Lot 1-A, Industrial Subdivision, Resubdivision of Plat 2 of Section 1, Lot 1,” which plat is recorded among the Land Records of Anne Arundel County, Maryland as plat No.5436, Plat Book 105, folio 11 as referred to in Item No. 5 of Schedule A of the title proforma.

2.                                      Subject to quality standards and site criteria restrictions, omitting any racial restrictions contained in Declaration of Uses and Restrictions dated January 23, 1986 and recorded among the aforesaid Land Records in Liber 4016, folio 676.

3.                                      Subject to utility easements contained in Baltimore Gas and Electric Company by virtue of an Agreement dated November 25,1985and recorded among the Land Records of Anne Arundel County in Liber 4018, folio 181.

4.                                      Subject to utility easement contained in Deed of Easement and Agreement dated March 6, 1987 and recorded among the aforesaid Land Records in Liber 4298, folio 766 by and between United Properties, a Maryland general partnership and Anne Arundel County, Maryland.

AS TO PARCEL XIII ONLY

1.                                      Subject to quality standards and site criteria restrictions, omitting any racial restrictions contained in Declaration of Uses and Restrictions dated January 23, 1986 by and between United Properties, et al., as recorded among the aforesaid Land Records in Liber 4016, folio 676, between United Properties, Interchange Properties, Tech Park Building I, Teach Park Building II, Mercantile-Safe Deposit and Trust Company and The First National Bank of Maryland.

2.                                      Subject to utility easements contained in Baltimore Gas and Electric Company by virtue of an Agreement dated November 25, 1985 and recorded among the Land Records of Anne Arundel County in Liber 4018, folio 181.

3.                                      Subject to drainage and utility easements as contained in Deed dated June 26, 1986 by and between United Properties, et al. and Anne Arundel County, Maryland as recorded among the aforesaid Land Records in Liber 4106, folio 331.

4.                                      Subject to drainage and utility easements as contained in Deed dated May 26, 1987 by and between United Properties, et al. and Anne Arundel County, Maryland as recorded among the aforesaid Land Records in Liber 4363, folio 722.

5.                                      Subject to construction and maintenance of public utilities easements as contained in Deed of Easement and Agreement dated November 7, 1988 and recorded among the aforesaid Land Records in Liber 4742, folio 579 between United Properties, et al. and Anne Arundel County, Maryland.

6.                                      Subject to construction and maintenance of public utilities easements as contained in Deed of Easement and Agreement dated September 30, 1988 and recorded among the aforesaid Land Records in Liber 4720, folio 226 between United Properties, et al. and Anne Arundel County, Maryland.

7.                                      Subject to setback lines, easements, reservations, open spaces, conditions, widening strips, restrictions and/or other matters affecting said lot as contained on the Plat entitled, “Resubdivision of Lot 1-B, Part of Lot 1-B and Lot 3-R, Resubdivision of Lots 1 and 3 of Part of Resubdivision Plat 2 Section 1, Airport Square Technology Park,” which plat is recorded among the Land Records of Anne Arundel County, Maryland as plat No. 6632, Plat Book 127, folio 8 as referred to in Item No. 5 of Schedule A of the title proforma.